UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under § 240.14a-12

Quoin Pharmaceuticals Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

July [•], 2026
Dear Shareholder,
You are cordially invited to attend the 2026 Annual General Meeting of Shareholders (the “Annual Meeting”) of Quoin Pharmaceuticals Ltd. The Annual Meeting will be held on August 20, 2026 at 12:00 p.m., US Eastern Time, at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, PA 19103.
Our notice of the Annual Meeting and the accompanying proxy statement describe in detail the matters to be acted upon at the Annual Meeting. Our board of directors recommends a vote “FOR” each of the proposals set forth in the accompanying proxy statement.
The notice, the proxy statement, the Annual Report on Form 10-K for the year ended December 31, 2025, as well as the proxy card or voting instruction form, as applicable, are being first distributed and made available to shareholders on or about July [•], 2026.
We have fixed the close of business on July 15, 2026 as the record date for the determination of shareholders entitled to get the notice of, and to vote on the matters proposed at, the Annual Meeting and any adjournment or postponement thereof.
YOUR VOTE IS IMPORTANT.
It is important that your shares be represented and voted at the Annual Meeting. Accordingly, I urge you to vote by marking, signing and dating the accompanying proxy card, and returning it promptly. If your ADSs are held in an account at a bank, broker or other nominee, please check the materials provided to you by your broker, bank or other nominee to determine how you may vote your ADSs.
We look forward to seeing you at the Annual Meeting.
Very truly yours,

Dr. Michael Myers
Chairman of the Board of Directors and
Chief Executive Officer

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To be held on Thursday, August 20, 2026
Notice is hereby given to the holders of ordinary shares, as well as holders of ordinary shares that are represented by American Depositary Shares (“ADSs”), collectively referred to as “shareholders,” of Quoin Pharmaceuticals Ltd. (“Quoin,” the “Company,” “we,” “us,” “our”) in connection with the solicitation by our board of directors (the “Board”) of proxies for use at the Annual General Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, August 20, 2026, at 12:00 p.m., US Eastern Time, at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, PA 19103.
The Annual Meeting is being called for the following purposes:
1.
To elect each of Dr. Michael Myers, Denise Carter, Joseph Cooper, James Culverwell, Dr. Dennis H. Langer, Natalie Leong, and Michael Sember to serve as a director of Quoin until Quoin’s next annual general meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation or retirement;

2.
To approve, by an advisory vote, the compensation of our named executive officers;

3.
To approve changes to our non-employee directors’ compensation program;

4.
To approve changes to the matching contributions payable pursuant to the Company’s 401(k) plan, including to the Company’s U.S.-based executive officers; and

5.
To appoint CBIZ CPAs P.C. to serve as our independent registered public accounting firm until our next annual general meeting of shareholders.

In addition to considering and voting on the foregoing proposals, members of the Company’s management will be available at the Annual Meeting to discuss the financial statements of the Company for the fiscal year ended December 31, 2025.
The Board recommends that the shareholders vote “FOR” Proposals 1-5 as described in the accompanying proxy statement.
We are currently not aware of any other matters that will come before the Annual Meeting. If any other matters are presented properly at the Annual Meeting, it is intended that the persons designated as proxies will vote upon such matters in accordance with their best judgment.
In order for us to conduct business at the Annual Meeting, two or more shareholders must be present, in person or by proxy, representing not less than thirty-three and one-third percent (33 1∕3%) of the voting power of our issued and outstanding shares. If such quorum is not present within half an hour from the time scheduled for the Annual Meeting, the Annual Meeting will be adjourned for one day (to the same time and place), or to a later date or other place as may be specified by the Board by notice to shareholders eligible to vote. At the reconvened meeting, if there is no quorum within half an hour from the time scheduled for the meeting, any number of our shareholders present in person or by proxy shall constitute a lawful quorum.
The Board of Directors has fixed the close of business on July 15, 2026 as the record date (the “Record Date”) for determining those shareholders who will be entitled to (i) receive copies of this Notice and the attached proxy statement, and (ii) vote on each of the proposals described in the attached proxy statement.
A proxy statement describing the various matters to be voted upon at the Annual Meeting, along with a proxy card or voting instruction form, as applicable, enabling the shareholders to indicate their vote on each matter, and our Annual Report on Form 10-K for the year ended December 31, 2025, are being distributed and made available to all of the Company’s shareholders as of the Record Date on or about July [•], 2026.

Holders of ordinary shares must submit their proxy cards to Quoin c/o Quoin Pharmaceuticals Ltd. at 42127 Pleasant Forest Ct., Ashburn, VA 20148, so that such proxy cards are received no later than twenty-four (24) hours prior to the scheduled date and time of the Annual Meeting. Holders of ADSs, with each ADS representing thirty-five (35) ordinary shares, should return their proxy cards by the date and in the manner set forth on their proxy cards.
If you hold ADSs in “street name” (meaning held through a bank, broker or other nominee), such bank, broker or other nominee will provide you with instructions on how you may give voting instructions with respect to the ordinary shares underlying your ADSs. Please check with your broker, bank or other nominee, as applicable, and carefully follow the voting procedures provided to you.
Important Notice Regarding the Availability of Proxy Materials
for the Annual General Meeting of Shareholders
to be held on Thursday, August 20, 2026 at 12:00 p.m., US Eastern Time,
at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, PA 19103
The proxy statement and Annual Report on Form 10-K are available at
https://investors.quoinpharma.com/annual-report-and-proxy-statement
BY ORDER OF THE BOARD OF DIRECTORS
July [•], 2026

Dr. Michael Myers
Chairman of the Board of Directors
and Chief Executive Officer

PROXY STATEMENT SUMMARY	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	2
PROPOSAL ONE — ELECTION OF DIRECTORS	7
EXECUTIVE OFFICERS	11
DIRECTOR COMPENSATION	23
PROPOSAL TWO — APPROVAL, BY AN ADVISORY VOTE, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	24
PROPOSAL THREE — APPROVAL OF CHANGES TO OUR NON-EMPLOYEE DIRECTORS’ COMPENSATION PROGRAM	25
PROPOSAL FOUR — APPROVAL OF CHANGES TO MATCHING CONTRIBUTIONS PAYABLE PURSUANT TO THE COMPANY’S 401(K) PLAN, INCLUDING TO THE COMPANY’S U.S.-BASED EXECUTIVE OFFICERS	26
PROPOSAL FIVE — APPOINTMENT OF CBIZ CPAs P.C. TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNTIL OUR NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS	27
FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2025	29
EXECUTIVE COMPENSATION	30
PAY VERSUS PERFORMANCE	40
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	43
BENEFICIAL OWNERSHIP OF SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	45
SHAREHOLDER PROPOSALS	47
HOUSEHOLDING OF PROXY MATERIALS	47
OTHER BUSINESS	48
ANNUAL REPORT	48

PROXY STATEMENT
FOR THE 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, AUGUST 20, 2026
PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. References in this proxy statement to the “Company,” “Quoin,” “Quoin Ltd.,” “we,” “us,” and “our” refer to Quoin Pharmaceuticals Ltd., an Israeli company. The Notice of Annual General Meeting of Shareholders, proxy statement and a proxy card or voting instruction form, as applicable, are being distributed and made available to the holders of our ordinary shares, as well as holders of our ordinary shares that are represented by American Depositary Shares (“ADSs”), collectively referred to as “shareholders,” starting on or about July [•], 2026. Our principal executive offices are located at 42127 Pleasant Forest Ct., Ashburn, VA 20148.
Annual Meeting Information
Date and Time:	Thursday, August 20, 2026, beginning at 12:00 p.m., US Eastern Time
Meeting Place:	Offices of Blank Rome LLP located at One Logan Square, Philadelphia, PA 19103
Record Date:	July 15, 2026
Voting:	Each ordinary share is entitled to one vote per share on all matters presented at the Annual Meeting. Each ADS represents thirty-five of our ordinary shares.
It is important that your shares be represented and voted at the Annual Meeting. Shareholders should vote by marking, signing and dating the accompanying proxy card, and returning it promptly. If your ADSs are held in an account at a bank, broker or other nominee, please check the materials provided to you by your broker, bank or other nominee to determine how you may vote your ADSs.
Voting Matters and the Board’s Recommendation
Agenda Item	Board Vote Recommendation	Page Reference
Election of seven directors	FOR each Director Nominee	7
Approval, by an advisory vote, of the compensation of our named executive officers	FOR	24
Approval of changes to our non-employee directors’ compensation program	FOR	25
Approval of changes to the matching contributions payable pursuant to the Company’s 401(k) plan, including to the Company’s U.S.-based executive officers	FOR	26
Appointment of CBIZ CPAs P.C. to serve as our independent registered public accounting firm until our next annual general meeting of shareholders	FOR	27

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
The Notice of Annual General Meeting of Shareholders, proxy statement and a proxy card or voting instruction form, as applicable, are being distributed and made available to our shareholders starting on or about July [•], 2026. We are providing these proxy materials in connection with the solicitation by the Company’s board of directors (the “Board”) of proxies to be voted at the 2026 Annual General Meeting of Shareholders (the “Annual Meeting”), or any adjournment or postponement of the Annual Meeting. This proxy statement provides you with information on the proposals to be voted on at the Annual Meeting, as well as other information about us, so that you can make an informed decision as to whether and how to vote your shares.
How do I attend the Annual Meeting?
The Annual Meeting will be held on Thursday, August 20, 2026, beginning at 12:00 p.m., US Eastern Time, at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, PA 19103. Attendance at the Annual Meeting is limited to shareholders of Quoin as of July 15, 2026 (the “Record Date”).
If you attend the Annual Meeting, you will be asked to present valid, government-issued photo identification, such as a driver’s license. If you hold your shares in “street name” through a bank, broker or other nominee, you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or a letter from your bank, broker or other nominee are examples of proof of ownership.
Who is entitled to vote at the Annual Meeting?
Holders of record of the Company’s ordinary shares at the close of business on the Record Date are entitled to vote at the Annual Meeting. If you held ADSs (whether the ADSs are registered directly in your name or are held in “street name”) at the close of business on the Record Date, you are entitled to receive notice of the Annual Meeting but may not actually vote your shares in person at the Annual Meeting.
As of the Record Date, there were [•] ordinary shares issued and outstanding and entitled to vote at the Annual Meeting, represented by [•] ADSs. Each ordinary share is entitled to one vote per share on all matters presented at the Annual Meeting. Each ADS represents thirty-five of our ordinary shares.
What proposals will be voted on at the Annual Meeting?
At the Annual Meeting, shareholders will consider and vote on the following proposals:
1.
To elect each of Dr. Michael Myers, Denise Carter, Joseph Cooper, James Culverwell, Dr. Dennis H. Langer, Natalie Leong, and Michael Sember to serve as a director of Quoin until Quoin’s next annual general meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation or retirement;

2.
To approve, by an advisory vote, the compensation of our named executive officers;

3.
To approve changes to our non-employee directors’ compensation program;

4.
To approve changes to the matching contributions payable pursuant to the Company’s 401(k) plan, including to the Company’s U.S.-based executive officers; and

5.
To appoint CBIZ CPAs P.C. to serve as our independent registered public accounting firm until our next annual general meeting of shareholders.

In addition, shareholders attending the Annual Meeting will have an opportunity to review and ask questions regarding our financial statements for the year ended December 31, 2025.

What if another matter is properly brought before the Annual Meeting?
As of the date of this proxy statement, our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is intended that the person named as proxy, Sally Lawlor, our Chief Financial Officer, will vote, pursuant to her discretionary authority, according to her best judgment and discretion.
How do I vote?
If you are a record holder of ordinary shares, you can (i) vote at the Annual Meeting, or (ii) submit your vote by completing, signing and submitting a proxy card. Please follow the instructions on the proxy card. All shares represented by properly executed proxy cards will be voted as specified in the instructions indicated in such proxy. If you sign and return a proxy card, but do not specify how you want your shares voted on a specific proposal, the shares represented by a properly executed and received proxy card will be deemed to have abstained with respect to such proposal.
If you are a record holder of ADSs, you will receive a proxy card from The Bank of New York Mellon (which acts as the Depositary for the ADSs). Please follow the instructions on the proxy card and return it in the manner specified on the proxy card so that it will be received no later than the date and time indicated thereon.
If you hold ADSs in “street name,” that is, you are an underlying beneficial holder who holds ADSs through a bank, broker or other nominee, such intermediary will provide you with instructions on how you may give voting instructions with respect to the ordinary shares represented by your ADSs. Please check with your broker, bank or other nominee, as applicable, and carefully follow the voting procedures provided to you.
Can I change my vote after submitting my proxy?
If you are a record holder of ordinary shares, you may revoke a proxy at any time before the deadline for receipt of proxies by (i) sending a written notice of revocation, or a duly executed proxy bearing a later date, to Quoin at its offices at 42127 Pleasant Forest Ct., Ashburn, VA 20148, Attention: Corporate Secretary; or (ii) attending and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation of your proxy.
If you are a record holder of ADSs, you may revoke your proxy at any time before the deadline for receipt of proxies by sending a written notice of revocation, or a duly executed proxy bearing a later date to adrproxy@betanxt.com. The last proxy you submit prior to the deadline indicated by the Depositary will be used to instruct the Depositary how to vote the ordinary shares represented by your ADSs.
If you hold ADSs in “street name,” you must follow the instructions provided by your broker, bank or other nominee in order to change your vote. The last instructions you submit prior to the deadline indicated by your broker, bank or other nominee, will be used to instruct the Depositary how to vote the ordinary shares represented by your ADSs.
What happens if I do not vote?
If you are a record holder of ordinary shares and do not vote in person or by proxy, your ordinary shares will not be voted.
If you are a record holder of ADSs and do not instruct the Depositary how to vote, the ordinary shares represented by your ADSs will not be voted. Under the terms of our Deposit Agreement with The Bank of New York Mellon, as Depositary, and the holders of the ADSs, the Depositary shall endeavor (to the extent practicable and in accordance with applicable law and the Articles of Association of the Company) to vote or cause to be voted the number of ordinary shares represented by ADSs in accordance with the instructions provided by the holders of ADSs to the Depositary. If no proxy is received by the Depositary from a holder of ADSs on or before the date established by the Depositary for such purpose, the Depositary will not exercise any discretion in voting the ordinary shares represented by such ADSs.

If you hold ADSs in “street name” and do not instruct your broker, bank, or other agent how to vote the ordinary shares represented by your ADSs, the question of whether your broker or nominee will still be able to vote the ordinary shares represented by your ADSs depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter.
Although our ADSs are not listed with the NYSE, the NYSE regulates broker-dealers and their discretion to vote on shareholder proposals. Under the NYSE rules applicable to brokers and other similar organizations that are subject to NYSE rules, such organizations may use their discretion to vote “uninstructed securities” with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Under such rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested), executive compensation (including any advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation), and certain corporate governance proposals, even if management-supported.
When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a separate matter is deemed “non-routine” and the broker, bank or other nominee holding ADSs for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner. The unvoted ordinary shares represented by such ADSs on “non-routine” matters are counted as broker non-votes.
We believe that Proposal Nos. 1-4 are non-routine matters and Proposal No. 5 will be treated by the NYSE as a routine matter. Accordingly, your broker may register the ordinary shares represented by your ADSs as being present at the Annual Meeting for purposes of determining the presence of a quorum, may not vote the ordinary shares represented by your ADSs on Proposal Nos. 1-4 without your instructions (referred to as broker non-votes), but may vote the ordinary shares represented by your ADSs on Proposal No. 5 even in the absence of your instruction. This belief is based on preliminary guidance from the NYSE and may be incorrect or change before the Annual Meeting.
What are the voting requirements to elect the directors and to approve each of the other proposals discussed in this proxy statement?
The approval of each of the proposals requires the affirmative vote of the holders of a majority of the shares that are voted in person or by proxy on such proposal at the Annual Meeting, with abstentions not taken into account for voting purposes.
The approval of Proposal No. 4 is subject to the fulfillment of one of the following additional special majority voting requirements: (i) that the majority of the shares that are voted at the Annual Meeting in favor of such proposal, excluding abstentions, include a majority of the votes of shareholders who are not controlling shareholders or do not have a personal interest in the approval of the Proposal (each, an “Interested Shareholder”); or (ii) that the total number of shares of the shareholders mentioned in clause (i) above that are voted against the proposal does not exceed two percent (2%) of the total voting rights in the Company (a “special majority”).
For this purpose, a “controlling shareholder” is any shareholder that has the ability to direct the Company’s activities (other than by means of being a director or office holder of the Company). A person is presumed to be a controlling shareholder if it holds or controls, by himself or together with others, one half or more of any one of the “means of control” of a company. “Means of control” is defined as any one of the following: (i) the right to vote at a general meeting of a company, or (ii) the right to appoint directors of a company or its chief executive officer. A “personal interest” of a shareholder in an action or transaction of a company includes a personal interest of any of the shareholder’s relatives (i.e. spouse, brother or sister, parent, grandparent, child as well as child, brother, sister or parent of such shareholder’s spouse or the spouse of any of the above) or an interest of a company with respect to which the shareholder or the shareholder’s relative (as defined above) holds 5% or more of such company’s issued shares or voting rights, in which any such person has the right to appoint a director or the chief executive officer or in which any such person serves as director or the chief executive officer, including the personal interest of a person voting pursuant to a proxy which the proxy grantor has a personal interest, whether or not the person voting pursuant to such proxy has discretion with regards to the vote; and excludes an interest arising solely from the ownership of ordinary shares of a company. For the purpose of a holding, two or more persons holding voting rights in the company each of which has a personal interest in the approval of the transaction being brought for approval of the company will be considered to be joint holders.
Notwithstanding the foregoing, Israeli Companies Law, 5759-1999 (the “Companies Law”) allows the Board to approve Proposal No. 4 even if the shareholders have voted against its approval, provided that the Compensation Committee, and thereafter the Board, each determines, based on detailed arguments and after having reconsidered the matter, that approving such proposal is in the best interest of the Company. Only in special circumstances prescribed by the Companies Law, and subject to certain conditions, can the Compensation Committee and Board override the shareholders’ decision to oppose Proposal No. 4.
Under Israeli law, every voting shareholder is required to notify the Company whether such shareholder is an Interested Shareholder. To avoid confusion, every shareholder voting by means of the enclosed proxy card, or via telephone or internet voting, will be deemed to confirm that such shareholder is NOT an Interested Shareholder. If you are an Interested Shareholder (in which case your vote will only count for or against the ordinary majority, and not for or against the special tally under Proposal No. 4), please notify Quoin Pharmaceuticals Ltd., 42127 Pleasant Forest Ct., Ashburn, VA 20148, Attn: Sally Lawlor, the Company’s Chief Financial Officer, telephone: (703) 980-4182, or by email slawlor@quoinpharma.com. If your shares are held in “street name” by your broker, bank or other nominee and you are an Interested Shareholder, you should notify your broker, bank or other nominee of that status, and they in turn should notify the Company as described in the preceding sentence.
We do not believe we have a controlling shareholder as of the Record Date of the Annual Meeting, and therefore, we believe that (other than our directors and officers) none of our shareholders should have a personal interest in Proposal No. 4 and be deemed an Interested Shareholder.
Abstentions and broker non-votes will not be treated as either a vote “FOR” or “AGAINST” any proposal at the Annual Meeting and therefore will not impact whether the requisite majority has been achieved for any proposal.
What is the quorum requirement for the Annual Meeting?
In order for us to conduct business at the Annual Meeting, two or more shareholders must be present, in person or by proxy, representing not less than thirty-three and one-third percent (33 1∕3%) of the voting power of our issued and outstanding shares. If such quorum is not present within half an hour from the time scheduled for the Annual Meeting, the Annual Meeting will be adjourned for one day (to the same time and place), or to a later date or other place as may be specified by the Board by notice to shareholders eligible to vote. At the reconvened meeting, if there is no quorum within half an hour from the time scheduled for the meeting, any number of our shareholders present in person or by proxy shall constitute a lawful quorum.
Abstentions and broker non-votes are counted as present for purposes of determining whether a quorum is present at the Annual Meeting.
How can I find out the Annual Meeting voting results?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.
Who is paying for this proxy solicitation?
We will bear the costs of solicitation of proxies for the Annual Meeting, including the preparation, assembly, printing, mailing and distribution of the proxy materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from shareholders by telephone, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers or other nominees have been requested to forward soliciting material to the beneficial owners of shares held of record by them, and such custodians will be reimbursed by us for their reasonable out-of-pocket expenses. Although we do not anticipate doing so, we reserve the right to retain a professional proxy solicitation firm to assist in our solicitation of proxies. If we were to retain such a firm, we estimate that we would be required to pay such firm fees ranging from $15,000 to $20,000 plus out-of-pocket expenses.
What proxy materials are available online?
Copies of the Notice of Annual General Meeting of Shareholders, this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2025 are available at https:// investors.quoinpharma.com/annual-report-and-proxy-statement. Information contained on or accessible through this website is not incorporated by reference in, or otherwise a part of, this proxy statement, and any references to this website are intended to be inactive textual references only.

PROPOSAL ONE — ELECTION OF DIRECTORS
The Board of Directors
The Board currently consists of seven members. Following the recommendation of our Nominating and Governance Committee, our Board has nominated for election each of our incumbent directors: Dr. Michael Myers, Denise Carter, Joseph Cooper, James Culverwell, Dr. Dennis H. Langer, Natalie Leong, and Michael Sember. Each of the seven nominees, if elected, will serve as our director until our next annual general meeting of shareholders and until his or her successor is duly elected and qualified, or until such director’s earlier resignation or retirement.
In accordance with the Companies Law, all nominees for election as directors at the Annual Meeting have declared in writing that they possess the requisite skills and expertise, as well as sufficient time, to perform their duties as directors.
All nominees have consented to be named and have indicated their intent to serve if elected. In the event any of the nominees is unable or unwilling to serve as a director, the person named in the proxy intends to vote “FOR” the election of any person that may be nominated by the Board in substitution. We have no reason to believe that any of the nominees named in this proxy statement will be unable to serve as a director if elected.
The following table sets forth certain information, as of the Record Date, as to each nominee for the office of director:
Name	Age	Position
Dr. Michael Myers	64	Chairman of the Board and Chief Executive Officer
Denise Carter	57	Director and Chief Operating Officer
Joseph Cooper(1)(3)	68	Director
James Culverwell(2)(4)	69	Director
Dr. Dennis H. Langer(5)	74	Director
Natalie Leong(1)(6)	41	Director
Michael Sember(2)	76	Director

(1)
Member of our Audit Committee.

(2)
Member of our Compensation Committee.

(3)
Member of our Nominating and Governance Committee.

(4)
Chairperson of our Audit Committee.

(5)
Chairperson of our Compensation Committee.

(6)
Chairperson of our Nominating and Governance Committee.

Set forth below is a summary of the business experience of each of our directors.
Dr. Michael Myers, Chief Executive Officer and Director.   Dr. Myers is the co-founder of Quoin Inc. and has served as Chairman and Chief Executive Officer of Quoin Pharmaceuticals, Inc. (“Quoin Inc.”) since its inception in 2018. Dr. Myers has served as Chairman and Chief Executive Officer of Quoin Ltd. since October 28, 2021. Dr. Myers has over 36 years of industry experience in the drug delivery and specialty pharmaceutical sectors. From 2003 to October 2015, he served as Chief Executive Officer of Innocoll AG (n/k/a Innocoll Biotherapeutics N.A. Inc.), a biotherapeutics pharmaceutical company, and was responsible for taking that company public in 2014. From 2001 to 2002, he served as President of the drug delivery division of West Pharmaceutical Services, Inc., a publicly traded company and a designer and manufacturer of injectable pharmaceutical packaging and delivery systems. From 1996 to 1999, Dr. Myers served as the President of Pharmaceutical Operations for Fuisz Technologies (Biovail), a developer of food and drug delivery systems and technologies. From 2000 to 2001, Dr. Myers served as Executive Vice President and Chief Commercial Officer of Flamel Technologies (n/k/a Avadel Pharmaceuticals PLC, a publicly traded company and a specialty pharmaceutical company. From 1987 to 1995, Dr. Myers served as the Head of Pharmaceutical Development for Elan Corporation, a biotechnology drug company. Since 2019, Dr. Myers has served as a director of Sonoran Bioscience and Wellesley Pharmaceuticals, each a specialty pharmaceutical company. Dr. Myers has served as a director of Cranial Devices, a clinical stage medical device company since 2023. Dr. Myers earned his Ph.D. in Chemistry from University College Cork, Ireland. We believe Dr. Myers is qualified to serve on our Board due to his extensive knowledge as one of Quoin Inc.’s co-founders and Chief Executive Officer, and his extensive clinical development, commercial and management experience with both public and private life sciences companies.
Denise Carter, Chief Operating Officer and Director.   Ms. Carter is the co-founder of Quoin Inc. and has served as a director and Chief Operating Officer of Quoin Inc. since its inception in 2018. Ms. Carter has served as a director and Chief Operating Officer of Quoin Ltd. since October 28, 2021. Ms. Denise Carter has over 30 years of experience in the drug delivery and specialty pharmaceutical industries. From June 2003 to October 2015, Ms. Carter held various positions at Innocoll AG (n/k/a Innocoll Biotherapeutics N.A. Inc.), including President of Innocoll Pharmaceuticals and Executive Vice President of Business Development and Corporate Affairs of Innocoll AG. From 2001 to 2003, Ms. Carter was the Vice President of Business Development of the drug delivery division of West Pharmaceuticals, Inc., a publicly traded company. From 2000 to 2001, she was the Senior Director of Business Development of Eurand, a specialty pharmaceutical company. From 1996 to 1999, Ms. Carter was the Director of Business Development and Alliance Management of Fuisz Technologies (Biovail). From 1999 to 2000, Ms. Carter was the Director of Business Development of Cardinal Health, Inc., a multi-national health care service company. Ms. Carter earned her MBA from Wharton School of Business, University of Pennsylvania and a B.S. in Chemistry from the College of William and Mary. We believe Ms. Carter is qualified to serve on our Board due to her extensive knowledge as one of Quoin Inc.’s co-founders and Chief Operating Officer, and her extensive business development, sales and marketing and fundraising experience in the life sciences industry.
Joseph Cooper, Director.   Mr. Cooper has served as a director of Quoin Inc. since May 2021. Mr. Cooper has served as a director of Quoin Ltd. since October 28, 2021. Mr. Cooper has significant experience in finance, operation, corporate development and general management roles within the pharmaceutical and healthcare industry. Since July 2023, Mr. Cooper has served as Chief Financial Officer for Hydrinity Skin Sciences, a medical aesthetics company. From 2012 to 2023, Mr. Cooper served as the President of Boulder Cove LC, a pharmaceutical and healthcare consulting company. From September 2019 to December 2022, Mr. Cooper served as the Chief of Strategy and Corporate Development for Resonea, Inc., a digital health company. From August 2018 to December 2019, Mr. Cooper served as the Chief Business Officer of NuvOx Pharmaceuticals, a clinical stage pharmaceutical company. From January 2015 to August 2018, Mr. Cooper served as Chief Financial and Operating Officer for First Place, AZ, a non-profit healthcare services organization. From 1996 to 2010, Mr. Cooper served as the Executive Vice President of Corporate and Product Development of Medicis Pharmaceutical Corp., a publicly traded pharmaceutical and medical aesthetics company. Since January 2018, Mr. Cooper has served as a director of Sonoran Biosciences, a specialty pharmaceutical company. From 2006 to 2007, Mr. Cooper served as a director of Bioenvision, a publicly traded pharmaceutical company. Mr. Cooper holds an MBA from the WP Carey School of Business at Arizona State University and a BA from Northeastern Illinois University. We believe Mr. Cooper is qualified to serve on our Board due to his extensive executive and board experience with pharmaceutical and healthcare companies.
James Culverwell, Director.   Mr. Culverwell has served as a director of Quoin Inc. since April 2021. Mr. Culverwell has served as a director of Quoin Ltd. since October 28, 2021. Since May 2013, Mr. Culverwell has served as the Chief Executive Officer and is currently Chairman of the Board of Directors of HOX Therapeutics, a prostate cancer research company. In 2005, Mr. Culverwell founded Sudbrook Associates, which provided strategic advice and fund raising services for life science companies. From 1992 to 2004, Mr. Culverwell was Senior Vice President and Global Coordinator Healthcare Research at Merrill Lynch. From 1982 to 1992, Mr. Culverwell was Director of Healthcare Equity Research at ABN Amro Bank N.V., a global investment bank. From February 2022 until October 2025, Mr. Culverwell served as a director and Audit Committee Chairman of TC BioPharm (Holdings) plc, a publicly traded company and a cancer treatment development company. From January 2005 until January 2026, Mr. Culverwell served as a director, Audit Committee Chairman, and member of the Compensation Committee of SafeGuard Biosystems, a high throughput molecular diagnostics company. From April 2016 to September 2019, Mr. Culverwell served as a director and Audit Committee Chairman of Amryt Pharma PLC, a publicly traded company and a commercial-stage biopharmaceutical company. From February 2013 to July 2017, Mr. Culverwell served as a director and Audit Committee Chairman of Innocoll AG. He received an MSc with honors from the University of Aberdeen. We believe Mr. Culverwell is qualified to serve on our Board due to his extensive experience serving on the audit and compensation committees for multiple public and private life sciences and healthcare companies.
Dennis H. Langer, M.D., J.D., Director.   Dr. Langer has served as a director of Quoin Inc. since 2019. Dr. Langer has served as a director of Quoin Ltd. since October 28, 2021. From 2005 to 2010, Dr. Langer served as a Managing Partner at Phoenix IP Ventures, LLC, a private equity and venture capital fund specializing in life sciences companies. From 2005 to 2010, Dr. Langer was also a Co-Founder and Director of Ception Therapeutics, Inc., until its acquisition by Cephalon, Inc. From 2004 to 2005, Dr. Langer was the President, North America for Dr. Reddy’s Laboratories, Inc., a multi-national pharmaceutical company. Dr. Langer was with GlaxoSmithKline, a multi-national pharmaceutical and biotechnology company, from 1994 – 2004, where he served as Senior Vice President, Project, Portfolio and Alliance Management, Senior Vice President, Product Development Strategy, and Senior Vice President, Healthcare Services R&D. From 1991 to 1994, he served as President and Chief Executive Officer at Neose Technologies, Inc., a clinical stage biopharmaceutical company. From 2004 to June 2022, Dr. Langer served as a director of Myriad Genetics, Inc., a publicly traded company and a genetic testing and precision medicine company. From 2021 to June 2022, Dr. Langer served as a director of Brooklyn ImmunoTherapeutics, Inc. (n/k/a Eterna Therapeutics Inc.), a publicly traded company and a biotechnology company. From 2007 to 2019, Dr. Langer served as a director of Dicerna Pharmaceuticals Inc., a publicly traded company and a biopharmaceutical company. From 2005 to 2006, Dr. Langer served as a Director of Sirna Therapeutics, Inc., a publicly traded company and biopharmaceutical company, until its acquisition by Merck and Co., Inc. Dr. Langer has served on the Dean’s Advisory Board of Harvard Law School since 2010, and as a Member of the Health Sciences Board of Advisors at Georgetown University since 2025. He received an M.D. from Georgetown University School of Medicine, a J.D. from Harvard Law School, and a B.A. in Biology from Columbia University. We believe Dr. Langer is qualified to serve on our Board due to his extensive experience as an executive and board member of public and private life sciences and healthcare companies.
Natalie Leong, Director.   Ms. Leong has served as a director of Quoin Inc. since April 2021. Ms. Leong has served as a director of Quoin Ltd. since October 28, 2021. Since January 2025, Ms. Leong has been the Managing Director of Lendistry Capital Partners, a private equity/private credit fund manager, and had been the Senior Vice President of Product Management for B.S.D. Capital, Inc. (d/b/a Lendistry), a small business originator, from January 2022 to January 2025. Ms. Leong was the Head of Finance and Product Strategy (October 2019 – October 2020) and subsequently Head of Product Management (October 2020 – November 2022) for LoanStreet Inc., a financial SaaS company. From May 2016 to July 2019, Ms. Leong served as the Lead for the Asset Liability Committee for the US at RBC Capital Markets. In addition, from August 2018 to October 2019, she served as the Lead for Global Originations FP&A for RBC Capital Markets. From October 2011 to May 2016, Ms. Leong worked as the Vice President of Capital Insights at National Australia Bank. From February 2008 to October 2011, Ms. Leong served as a Senior Auditor at National Australia Bank. Ms. Leong earned her MBA at The Wharton School, University of Pennsylvania. She earned a B.Comm degree (Finance and Economics) and a B.A. degree (French and Literature) from the University of Melbourne in 2007. We believe Ms. Leong is qualified to serve on our Board due to her extensive financial and business management experience.
Michael Sember, Director.   Mr. Sember has served as a director of Quoin Inc. since May 2021. Mr. Sember has served as a director of Quoin Ltd. since October 28, 2021. Since 2007, he has served as a Principal of Accela Advisors, a biopharmaceutical consulting firm specializing in strategic planning, business development and coaching for startups. From 2022 until 2023, Mr. Sember served as the Interim Chief Executive Officer of RaeSedo, Inc, a startup therapeutics company spun out of the University of Arizona. From January 2018 to October 2020, Mr. Sember served as the Interim Chief Executive Officer of Regulonix Holding, Inc., a drug development company. From October 2015 to March 2019, he served as the Mentor in Residence to companies formed from inventions discovered at the University of Arizona. From 2013 to 2015, Mr. Sember was the Corporate Turnaround Specialist and Chief Executive Officer of Palyon Medical Corporation, a drug delivery system company. From 1991 to 2002, Mr. Sember was Executive Vice President of Corporate Business Development for Élan Corporation, responsible for strategic collaborations and mergers and acquisitions. From 1973 to 1991, Mr. Sember served as the Senior director of Global Program Management at Marion Laboratories (later Marion Merrell Dow). From 2013 to 2015, Mr. Sember was the Chairman of the Board of Palyon Medical Corporation, a drug delivery system company. From 2012 to 2013, Mr. Sember was the Chairman of the Board of BioIndustry Organization of Southern Arizona, a non-profit trade group. Mr. Sember earned a Bachelor of Science degree from the University of Pittsburgh and an MBA from Rockhurst University. We believe Mr. Sember is qualified to serve on our Board due to his broad executive and capital raising experience in the life sciences industry.
Our Board of Directors will present the following resolutions for adoption at the Annual Meeting:
“Resolved, hereby that each of:
A. Dr. Michael Myers;
B. Denise Carter;
C. Joseph Cooper;
D. James Culverwell,
E. Dr. Dennis H. Langer;
F. Natalie Leong; and
G. Michael Sember
shall hereby be re-elected as directors of Quoin, each to serve in such capacity until Quoin’s next annual general meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation or retirement.”
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF DR. MICHAEL MYERS, DENISE CARTER, JOSEPH COOPER, JAMES CULVERWELL, DR. DENNIS H. LANGER, NATALIE LEONG, AND MICHAEL SEMBER TO SERVE AS A DIRECTOR OF QUOIN UNTIL QUOIN’S NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS AND UNTIL SUCH DIRECTOR’S SUCCESSOR IS DULY ELECTED AND QUALIFIED, OR UNTIL SUCH DIRECTOR’S EARLIER RESIGNATION OR RETIREMENT, BY VOTING “FOR” EACH OF RESOLUTIONS 1.A., 1.B., 1.C., 1.D., 1.E., 1.F. AND 1.G. OF THIS PROPOSAL ONE.

EXECUTIVE OFFICERS
Executive Officers
Set forth below is certain information, as of the Record Date, as to each of our executive officers:
Name	Age	Position(s)
Dr. Michael Myers	64	Chairman of the Board and Chief Executive Officer
Denise Carter	57	Director and Chief Operating Officer
Sally Lawlor	43	Chief Financial Officer
For a summary of the business experience of each of our executive officers, see “Proposal One — Election of Directors” above, with respect to Dr. Myers and Ms. Carter, and below, with respect to Ms. Lawlor.
Sally Lawlor, Chief Financial Officer.   Ms. Lawlor has served as Chief Financial Officer of Quoin Ltd. since August 18, 2025 and has 20 years of experience in financial leadership roles in public and private companies as well as a “Big Four” accounting firm. Ms. Lawlor served as both Senior Director — Group Tax (from January 2023 through August 2025) and Director — Group Tax (December 2021 through January 2023) at Sebela Pharmaceuticals Inc., a pharmaceutical company delivering therapeutic options for gastrointestinal diseases and with a focus on innovation in women’s health. In her most recent role at Sebela Pharmaceuticals, Ms. Lawlor managed financial reporting under U.S. GAAP and IFRS, oversaw global tax planning and compliance, as well as budgeting, forecasting, and external audits. Prior to Sebela, from December 2017 through September 2021, Ms. Lawlor served in senior tax leadership positions at Aptiv Plc, a global technology company that designs, develops and manufactures software and hardware solutions to enable a safer, greener and more connected future of mobility. Prior thereto, Ms. Lawlor spent eleven years at KPMG advising multinational clients, primarily in the pharmaceutical and technology sectors. Ms. Lawlor is a Fellow of Chartered Accountants Ireland and a member of the Irish Taxation Institute. She earned her Bachelor of Common Law from University College Cork. Ms. Lawlor is the niece of Dr. Michael Myers, the Company’s Chairman and Chief Executive Officer.

CORPORATE GOVERNANCE
Independence of the Board
Under the corporate governance standards of Nasdaq, a majority of our directors must meet the independence requirements specified in those rules. The Board determined that Joseph Cooper, James Culverwell, Dr. Dennis H. Langer, Natalie Leong, and Michael Sember qualify as independent directors, as such term is defined under Nasdaq listing rules.
Meetings of the Board and Committees
The Board met five times and took action by written consent eight times during the last fiscal year. The Board has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Each member of the Board attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.
Attendance at Annual General Meeting of Shareholders
It is the policy of the Board that, absent sufficient cause, all of our directors attend our annual general meeting, either in person or by remote communication. A director who is unable to attend our annual general meeting is expected to notify the Chairman of the Board. Two of our directors attended last year’s annual general meeting.
Committees of the Board
The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.
Audit Committee
The Audit Committee of the Board of Directors consists of Joseph Cooper, James Culverwell, and Natalie Leong, with Mr. Culverwell chairing the committee. The Audit Committee met four times and took action by written consent two times during the last fiscal year.
Under the Nasdaq listing standards, we are required to maintain an audit committee consisting of at least three independent directors, each of whom is financially literate and one of whom has accounting or related financial management expertise. Our Board has determined that each member of the Audit Committee satisfies the independence requirements under Nasdaq listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), has the requisite financial sophistication as required by the Nasdaq listing standards and is an audit committee financial expert, as defined by the SEC rules.
Our Board adopted the Amended and Restated Charter of the Audit Committee that sets forth the responsibilities of the Audit Committee under Nasdaq listing standards, as well as the requirements for such committee under the Companies Law, including the following:
•
overseeing our independent registered public accounting firm and recommending the engagement, compensation or termination of engagement of our independent registered public accounting firm to the board of directors in accordance with Israeli law;

•
recommending the engagement or termination of the person filling the office of our internal auditor;

•
recommending the terms of audit and non-audit services provided by the independent registered public accounting firm for pre-approval by our board of directors;

•
determining whether there are deficiencies in the business management practices of our company, including in consultation with our internal auditor or the independent auditor, and making recommendations to the board of directors to improve such practices;

•
determining the approval process for transactions that are ‘non-negligible’ (i.e., transactions with a controlling shareholder that are classified by the audit committee as non-negligible, even though they are not deemed extraordinary transactions), as well as determining which types of transactions would require the approval of the audit committee, which determination may be based on annually pre-determined criteria;

•
determining whether to approve certain related party transactions (including transactions in which an office holder (as defined below) has a personal interest and whether such transaction is extraordinary or material under the Companies Law);

•
review and discuss the Company’s policies regarding information technology security and protection from cyber risks

•
examining the work plan of the internal auditor before its submission to our board of directors and proposing amendments thereto or, upon a decision of the board of directors, acting as the corporate body to approve such work plan;

•
examining our internal controls and internal auditor’s performance, including whether the internal auditor has sufficient resources and tools at his disposal to fulfill his responsibilities;

•
examining the scope of our independent auditor’s work and compensation and submitting a recommendation with respect thereto to our board of directors; and

•
establishing procedures for the handling of employees’ complaints as to the management of our business and the protection to be provided to such employees.

A copy of the Audit Committee Charter is available on the “Investors” page of our website at www.quoinpharma.com.
Report of the Audit Committee of the Board
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2025, with management of Quoin. The Audit Committee has discussed with the U.S. independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the U.S. independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025.
The Audit Committee of the Board of Directors
Joseph Cooper
James Culverwell
Natalie Leong
Compensation Committee
The Compensation Committee of the Board consists of James Culverwell, Dr. Dennis H. Langer and Michael Sember, with Dr. Langer chairing the committee. The Board of Directors has determined that each member of the Compensation Committee is independent under Nasdaq listing standards. The Compensation Committee met twice and took action by written consent seven times during the last fiscal year.

Our Board adopted the Amended and Restated Charter of the Compensation Committee that sets forth the responsibilities of such committee under Nasdaq listing standards, as well as the requirements for such committee under the Companies Law, including the following:
•
recommending to our Board a policy regarding the terms of engagement of the Company’s office holders, to which we refer as a “compensation policy”;

•
recommending whether the compensation policy should continue in effect, if the then-current policy has a term of greater than three years (approval of either a new compensation policy or the continuation of an existing compensation policy must in any case occur every three years);

•
recommending to the Board updates to the compensation policy from time to time;

•
assessing implementation of the compensation policy;

•
resolving whether to approve arrangements with respect to the terms of office and employment of office holders, which require the approval of the compensation committee pursuant to the Companies Law;

•
exempting, under certain circumstances, a transaction with our Chief Executive Officer from the approval of our shareholders;

•
making other determinations that the Companies Law assigns to a compensation committee;

•
reviewing and recommending for approval by the board of directors the overall compensation policies with respect to our Chief Executive Officer and other executive officers;

•
reviewing and recommending for approval by the Board the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers;

•
evaluating the performance of our Chief Executive Officer and other executive officers in light of such goals and objectives;

•
reviewing and approving the granting of options and other incentive awards, including the exercise of authorities delegated by the Board regarding the grant of equity incentives under our equity compensation plans;

•
reviewing, evaluating and making recommendations regarding the compensation and benefits for our non-employee directors;

•
overseeing our compliance with SEC and Nasdaq rules related to shareholder approval of certain executive compensation matters and equity compensation plans;

•
considering and implementing policies with respect to oversight, assessment and management of risks associated with our compensation polices; and

•
reviewing and establishing appropriate insurance coverage for our office holders.

A copy of the Compensation Committee Charter is available on the “Investors” page of our website at www.quoinpharma.com.
Nominating and Governance Committee
Our Nominating and Governance Committee consists of Natalie Leong and Joseph Cooper, with Ms. Leong chairing the committee. The Board has determined that each member of the Nominating and Governance Committee is independent under Nasdaq listing standards. The Nominating and Governance Committee did not meet during the last fiscal year, but took action by written consent one time during the last fiscal year.
Our Board adopted the Amended and Restated Charter of the Nominating and Governance Committee that sets forth the responsibilities of such committee under Nasdaq listing standards, as well as the requirements for such committee under the Companies Law, including the following:
•
evaluating our corporate leadership structure, and reviewing important issues and developments in corporate governance, and developing appropriate recommendations for the Board; and

•
overseeing and assisting our Board in reviewing and recommending nominees for election as directors and members of committees of our Board.

A copy of the Nominating and Governance Committee Charter is available on the “Investors” page of our website at www.quoinpharma.com.
Director Nomination Process
Nominating and Governance Committee.   Our Nominating and Governance Committee is responsible for, among other matters, annually presenting to the Board a list of individuals recommended for nomination for election as directors at the annual general meeting. Before recommending a director candidate, our Nominating and Governance Committee reviews his or her qualifications to determine whether the director candidate meets the qualifications described below. In the case of an incumbent director, our Nominating and Governance Committee also reviews the director’s service on the Board during the past term, including the number of Board and committee meetings attended, the quality of participation and whether the candidate continues to meet the qualifications for director as described below. After completing its evaluation, our Nominating and Governance Committee makes a recommendation to the full Board as to election or re-election of the candidate.
Candidates may come to the attention of the Nominating and Governance Committee through current and former Board members, management, shareholders or other persons. The Nominating and Governance Committee evaluates candidates for the Board on the basis of the needs of the Board and the standards and qualifications set forth below, regardless of the source of the candidate referral.
Director Qualifications.   In order to be nominated for director, a director candidate must be a natural person at least eighteen (18) years of age and must meet the requirements for a director under the Companies Law, including submission of a declaration in writing that they possess the requisite skills and expertise, as well as sufficient time, to perform their duties as directors. Characteristics expected of all directors include: integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board. In evaluating the suitability of individual Board members, the Board considers many factors, including capability, experience, diversity, skills, expertise, dedication, conflicts of interest, and such other relevant factors that may be appropriate in the context of the needs of the Board. The Board believes that the Board, as a whole, should include members who collectively bring the strengths in the areas of finance, corporate governance, financial statement analysis, business operations and strategic planning, and mergers and acquisitions. Additional criteria apply to directors being considered to serve on particular committees of the Board. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand our financial statements.
Internal Auditor
Under the Companies Law, the board of directors of a public company must appoint an internal auditor based on the recommendation of the audit committee. The role of the internal auditor is, among other things, to review the company’s compliance with applicable law and orderly business procedure. Under the Companies Law, the internal auditor cannot be an interested party, an office holder, or a relative of an interested party or an office holder. Nor may the internal auditor be the company’s independent auditor or its representative. An “interested party” is defined in the Companies Law as (i) a holder of 5% or more of the issued share capital or voting power in a company, (ii) any person or entity who has the right to designate one or more directors or to designate the chief executive officer of the company, or (iii) any person who serves as a director or as chief executive officer of the company. The role of the internal auditor is to examine, among other things, our compliance with applicable law and orderly business procedures. The audit committee is required to oversee the activities of the internal auditor and to assess his or her work plan and performance.
Fiduciary Duties of Directors and Executive Officers
The Companies Law codifies the fiduciary duties that office holders owe to a company. An office holder is defined in the Companies Law as a general manager, chief business manager, deputy general manager, vice general manager, any other person assuming the responsibilities of any of these positions regardless of such person’s title, a director, and any other manager directly subordinate to the general manager. Each person listed in the table under “Management” is an office holder under the Companies Law.
An office holder’s fiduciary duties consist of a duty of care and a duty of loyalty. The duty of care requires an office holder to act with the level of care with which a reasonable office holder in the same position would act under the same circumstances. The duty of loyalty requires that an office holder act in good faith and in the best interests of the company.
The duty of care includes a duty to use reasonable means to obtain:
•
information on the advisability of a given action brought for the office holder’s approval or performed by virtue of his or her position; and

•
all other important information pertaining to any such action.

The duty of loyalty includes a duty to:
•
refrain from any conflict of interest between the performance of the office holder’s duties to the company and his or her other duties or personal affairs;

•
refrain from any activity that is competitive with the company;

•
refrain from exploiting any business opportunity of the company to receive a personal gain for himself or herself or others; and

•
disclose to the company any information or documents relating to the company’s affairs which the office holder received as a result of his or her position as an office holder.

Shareholder duties
Pursuant to the Companies Law, a shareholder has a duty to act in good faith and in a customary manner toward the company and other shareholders and to refrain from abusing his or her power with respect to the company, including, among other things, in voting at a general meeting and at shareholder class meetings with respect to the following matters:
•
an amendment to the company’s articles of association;

•
an increase of the company’s authorized share capital;

•
a merger; or

•
interested party transactions that require shareholder approval.

In addition, a shareholder has a general duty to refrain from discriminating against other shareholders.
Certain shareholders also have a duty of fairness toward the company. These shareholders include any controlling shareholder, any shareholder who knows that it has the power to determine the outcome of a shareholder vote, and any shareholder who has the power to appoint or to prevent the appointment of an office holder of the company or exercise any other rights available to it under the company’s articles of association with respect to the company. The Companies Law does not define the substance of this duty of fairness, except to state that the remedies generally available upon a breach of contract will also apply in the event of a breach of the duty of fairness.
Disclosure of Personal Interests of an Office Holder and Approval of Certain Transactions
The Companies Law requires that an office holder promptly disclose to the board of directors any personal interest and all related material information known to such office holder concerning any existing or proposed transaction with the company. A personal interest includes an interest of any person in an act or transaction of a company, including a personal interest of one’s relative or of a corporate body in which such person or a relative of such person is a 5% or greater shareholder, director, or general manager or in which such person has the right to appoint at least one director or the general manager, but excluding a personal interest stemming solely from one’s ownership of shares in the company. A personal interest includes the personal interest of a person for whom the office holder holds a voting proxy or the personal interest of the office holder with respect to the officer holder’s vote on behalf of a person for whom he or she holds a proxy even if such shareholder has no personal interest in the matter.
If it is determined that an office holder has a personal interest in a non-extraordinary transaction (meaning any transaction that is in the ordinary course of business, on market terms or that is not likely to have a material impact on the company’s profitability, assets or liabilities), approval by the board of directors is required for the transaction unless the company’s articles of association provide for a different method of approval. Any such transaction that is adverse to the company’s interests may not be approved by the board of directors.
Approval first by the company’s audit committee and subsequently by the board of directors is required for an extraordinary transaction (meaning any transaction that is not in the ordinary course of business, not on market terms or that is likely to have a material impact on the company’s profitability, assets or liabilities) in which an office holder has a personal interest.
A director and any other office holder who has a personal interest in a transaction which is considered at a meeting of the board of directors or the audit committee may generally (unless it is with respect to a transaction which is not an extraordinary transaction) not be present at such a meeting or vote on that matter unless a majority of the directors or members of the audit committee, as applicable, have a personal interest in the matter. If a majority of the members of the audit committee or the board of directors have a personal interest in the matter, then all of the directors may participate in deliberations of the audit committee or board of directors, as applicable, with respect to such transaction and vote on the approval thereof and, in such case, shareholder approval is also required.
Certain disclosure and approval requirements apply under Israeli law to certain transactions with controlling shareholders, certain transactions in which a controlling shareholder has a personal interest, and certain arrangements regarding the terms of service or employment of a controlling shareholder. For these purposes, a controlling shareholder is any shareholder that has the ability to direct the company’s actions, including any shareholder holding 25% or more of the voting rights if no other shareholder owns more than 50% of the voting rights in the company. Two or more shareholders with a personal interest in the approval of the same transaction are deemed to be one shareholder.
Exculpation, insurance and indemnification of office holders
Under the Companies Law, a company may not exculpate an office holder from liability for a breach of the duty of loyalty. An Israeli company may exculpate an office holder in advance from liability to the company, in whole or in part, for damages caused to the company as a result of a breach of duty of care, but only if a provision authorizing such exculpation is included in its articles of association. Our Articles of Association include such a provision. An Israeli company may not exculpate a director from liability arising out of a prohibited dividend or distribution to shareholders.
An Israeli company may indemnify an office holder from the following liabilities and expenses incurred for acts performed as an office holder, either in advance of an event or following an event, provided a provision authorizing such indemnification is contained in its articles of association:
•
a financial liability imposed on him or her in favor of another person pursuant to a judgment, including a settlement or arbitrator’s award approved by a court. However, if an undertaking to indemnify an office holder with respect to such liability is provided in advance, then such an undertaking must be limited to events which, in the opinion of the board of directors, can be foreseen based on the company’s activities when the undertaking to indemnify is given, and to an amount or according to criteria determined by the board of directors as reasonable under the circumstances, and such undertaking shall detail the above mentioned events and amount or criteria;

•
reasonable litigation expenses, including legal fees, incurred by the office holder (1) as a result of an investigation or proceeding instituted against him or her by an authority authorized to conduct such investigation or proceeding, provided that (i) no indictment was filed against such office holder as a result of such investigation or proceeding; and (ii) no financial liability, such as a criminal penalty, was imposed upon him or her as a substitute for the criminal proceeding as a result of such investigation or proceeding or, if such financial liability was imposed, it was imposed with respect to an offense that does not require proof of criminal intent; and (2) in connection with a monetary sanction;
•
reasonable litigation expenses, including legal fees, incurred by the office holder or imposed by a court in proceedings instituted against him or her by the company, on its behalf or by a third-party or in connection with criminal proceedings in which the office holder was acquitted or as a result of a conviction for an offense that does not require proof of criminal intent;

•
expenses, including reasonable litigation expenses and legal fees, incurred by an office holder in relation to an administrative proceeding instituted against such office holder, or certain compensation payments made to an injured party imposed on an office holder by an administrative proceeding, pursuant to certain provisions of the Israeli Securities Law; and

•
expenses, including reasonable litigation expenses and legal fees, incurred by an office holder in relation to an administrative proceeding instituted against such office holder pursuant to certain provisions of the Israeli Economic Competition Law, 5758-1988.

An Israeli company may insure an office holder against the following liabilities incurred for acts performed as an office holder if and to the extent provided in the company’s articles of association:
•
a breach of the duty of loyalty to the company, to the extent that the office holder acted in good faith and had a reasonable basis to believe that the act would not prejudice the company;

•
a breach of the duty of care to the company or to a third-party, including a breach arising out of the negligent conduct of the office holder;

•
a financial liability imposed on the office holder in favor of a third-party;

•
a financial liability imposed on the office holder in favor of a third-party harmed by a breach in an administrative proceeding, pursuant to certain provisions of the Israeli Securities Law; and

•
expenses, including reasonable litigation expenses and legal fees, incurred by the office holder as a result of an administrative proceeding instituted against him or her, pursuant to certain provisions of the Israeli Securities Law.

An Israeli company may not exempt, indemnify or insure an office holder against any of the following:
•
a breach of the duty of loyalty, except with respect to insurance coverage or indemnification, to the extent that the office holder acted in good faith and had a reasonable basis to believe that the act would not prejudice the company;

•
a breach of the duty of care committed intentionally or recklessly, excluding a breach arising out of the negligent conduct of the office holder;

•
an act or omission committed with intent to derive illegal personal benefit; or

•
a fine, monetary sanction, or forfeit levied against the office holder.

Under the Companies Law, exculpation, indemnification, and insurance of office holders must be approved by the compensation committee and the board of directors (and, with respect to directors and the chief executive officer, by the shareholders). However, under regulations promulgated under the Companies Law, the insurance of office holders shall not require shareholder approval and may be approved by only the compensation committee if the engagement terms are determined in accordance with the company’s compensation policy, which was approved by the shareholders by the same special majority required to approve a compensation policy, provided that the insurance policy is on market terms and the insurance policy is not likely to materially impact the company’s profitability, assets, or obligations.
Our Articles of Association allow us to exculpate, indemnify, and insure our office holders to the maximum extent permitted by law. Our office holders are currently covered by a directors and officers’ liability insurance policy.
We have entered into agreements with each of our directors and executive officers exculpating them in advance, to the fullest extent permitted by law, from liability to us for damages caused to us as a result of a breach of duty of care, and undertaking to indemnify them to the fullest extent permitted by law. This indemnification is limited to events determined as foreseeable by the board of directors based on our activities and to an amount or according to criteria determined by the board of directors as reasonable under the circumstances.
In the opinion of the SEC, indemnification of directors and office holders for liabilities arising under the Securities Act, however, is against public policy and therefore unenforceable.
Approvals Required for the Compensation of Directors and Executive Officers
Directors
Under the Companies Law, the compensation of a public company’s directors requires the approval of (i) its compensation committee, (ii) its board of directors and, unless exempted under regulations promulgated under the Companies Law, (iii) its shareholders at a general meeting. In addition, if the compensation of a public company’s directors is inconsistent with the company’s compensation policy, then those inconsistent provisions must be separately considered by the compensation committee and board of directors, and approved by the shareholders by a special vote in one of the following two ways:
•
at least a majority of the shares held by all shareholders who are not controlling shareholders and do not have a personal interest in such matter, present and voting at such meeting, vote in favor of the inconsistent provisions of the compensation package, excluding abstentions; or

•
the total number of shares of non-controlling shareholders and shareholders who do not have a personal interest in such matter voting against the inconsistent provisions of the compensation package does not exceed two percent (2%) of the aggregate voting rights in the Company.

Executive Officers other than the Chief Executive Officer
The Companies Law requires the compensation of a public company’s officer holders (other than the chief executive officer and who does not also serve as a director) be approved in the following order: (i) the compensation committee, (ii) the company’s board of directors, and (iii) if such compensation arrangement is inconsistent with the company’s stated compensation policy, the company’s shareholders (by a special vote as discussed above with respect to the approval of director compensation that is inconsistent with the compensation policy).
However, there are exceptions to the foregoing approval requirements with respect to such non-director executive officers. If the shareholders of the company do not approve the compensation of such a non-director executive officer, the compensation committee and board of directors may override the shareholders’ disapproval for such non-director executive officer provided that the compensation committee and the board of directors each document the basis for their decision to override the disapproval of the shareholders and approve the compensation.
An amendment to an existing compensation arrangement with a non-director executive officer requires only the approval of the compensation committee, if the compensation committee determines that the amendment is immaterial. However, if such non-director executive officer is subordinate to the chief executive officer, an immaterial amendment to an existing compensation arrangement shall not require the approval of the compensation committee if (i) such amendment is approved by the chief executive officer, (ii) the company’s compensation policy allows for such immaterial amendments to be approved by the chief executive officer and (iii) the engagement terms are consistent with the company’s compensation policy.
Chief Executive Officer
Under the Companies Law, the compensation of a public company’s chief executive officer is required to be approved by: (i) the company’s compensation committee, (ii) the company’s board of directors and (iii) the company’s shareholders (by a special vote as discussed above with respect to the approval of director compensation that is inconsistent with the compensation policy). However, if the shareholders of the company do not approve the compensation arrangement with a chief executive officer who does not serve as a director, the compensation committee and board of directors may override the shareholders’ decision provided that they each document the basis for their decision and the compensation is in accordance with the company’s compensation policy. The approval of each of the compensation committee and board of directors should be in accordance with the company’s compensation policy; however, in special circumstances, they may approve compensation terms of a chief executive officer that are inconsistent with such policy provided that they have considered those provisions that must be included in the compensation policy according to the Companies Law and that shareholder approval was obtained (by a special majority vote as discussed above with respect to the approval of director compensation that is inconsistent with the compensation policy).
In the case of a new chief executive officer, the compensation committee may waive the shareholder approval requirement with regard to the compensation of a candidate for the chief executive officer position if the compensation committee determines that: (i) the compensation arrangement is consistent with the company’s compensation policy, (ii) the chief executive officer candidate did not have, on the date of his appointment or during the two-year period preceding his appointment, an “affiliation” (including an employment relationship, a business or professional relationship or control) with the company or a controlling shareholder of the company or a relative thereof and (iii) subjecting the approval of the engagement to a shareholder vote would impede the company’s ability to employ the chief executive officer candidate. However, if the chief executive officer candidate will serve as a member of the board of directors, such candidate’s compensation terms as chief executive officer must be approved in accordance with the rules applicable to approval of compensation of directors.
Board Leadership Structure
Our Articles of Association provide that the Chairman of the board of directors is appointed by the members of the board of directors and serves as Chairman of the board of directors throughout his term as a director, unless resolved otherwise by the board of directors. Under the Companies Law, the Chief Executive Officer or a relative of the Chief Executive Officer may not serve as the Chairman of the board of directors, and the Chairman or a relative of the Chairman may not be vested with authorities of the Chief Executive Officer, unless such service or the vesting of such authority is approved, for a period not greater than three years, by a majority vote of the shares present and voting at an annual or special general meeting of shareholders, provided that either:
•
such majority includes at least a majority of the shares held by all shareholders who are not controlling shareholders and do not have a personal interest in such appointment, present and voting at such meeting (not including abstaining shareholders); or

•
the total number of shares of non-controlling shareholders and shareholders who do not have a personal interest in such appointment voting against such appointment does not exceed 2% of the aggregate voting rights in the company.

In addition, a person subordinated, directly or indirectly, to the Chief Executive Officer may not serve as the Chairman of the board of directors; the Chairman of the board of directors may not be vested with authorities that are granted to those subordinated to the Chief Executive Officer; and the Chairman of the board of directors may not serve in any other position in the company or a controlled company, other than as a director or Chairman of a controlled company.
Dr. Michael Myers has served as the Chief Executive Officer and Chairman of the Board of Quoin Pharmaceuticals, Inc., a Delaware corporation and our wholly-owned subsidiary, since its inception. Effective as of October 28, 2021, Dr. Myers was appointed to our Board and has served as our Chief Executive Officer and was acting as chairman pro tempore of our Board. Based on the recommendation of our Nominating and Governance Committee, our Board recommended that our shareholders ratify and approve the service of Dr. Myers as both Chief Executive Officer and Chairman of the Board, for a three-year period commencing on October 28, 2021, which was so ratified and approved at the Annual General Meeting of Shareholders held on April 12, 2022. The three-year period expired on October 28, 2024, at which point our Board appointed Dr. Dennis Langer to assume the role of Interim Chairman until the Company’s shareholders approved Dr. Myers’ reappointment as Chairman of the Board for another three-year period at the Annual General Meeting of Shareholders held on December 4, 2024 (the “2024 Annual Meeting”). Dr. Myers’ service as both the Company’s Chief Executive Officer and Chairman of the Board for a period of three-years was approved by shareholders at the 2024 Annual Meeting. The Board believes that

Quoin’s current leadership structure is appropriate for Quoin as it makes the best use of Dr. Myers’ extensive experience in the life sciences industry, skills, expertise, as well as knowledge of Quoin’s business and industry. It also fosters real-time communication between management and the Board.
Role of the Board in Risk Oversight
One of the key functions of our Board is oversight of our risk management process. The Board takes an active role, as a whole and at the committee level, in overseeing the management of our risks. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and cybersecurity risk exposures.
Shareholder Communications with the Board
The Board expects that the views of our shareholders will be heard by the Board, its committees or individual directors, as applicable, and that appropriate responses be provided to shareholders on a timely basis. Shareholders wishing to formally communicate with the Board, any committee of the Board, the independent directors as a group or any individual director may send communications directly to us at 42127 Pleasant Forest Ct., Ashburn, VA 20148, Attention: Chief Operating Officer. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. The Chief Operating Officer will review all such communications but may disregard any communication that she believes is not related to the duties and responsibilities of the Board. If deemed an appropriate communication, the Chief Operating Officer will share the communication with the applicable director or directors.
Code of Ethics
We have adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) that applies to all of our directors, officers and employees, including our principal executive officer and our principal financial and accounting officer. A copy of our Code of Ethics has been posted to the “Investors-Corporate Governance” section of our website www.quoinpharma.com. If we make any amendment to the Code of Ethics or grant any waivers, including any implicit waiver, from a provision of the Code of Ethics, we will disclose the nature of such amendment or waiver on our website to the extent required by the rules and regulations of the SEC. The information on the website is not and should not be considered part of this proxy statement and is not incorporated by reference in this proxy statement. A copy of the Code of Ethics is attached as an exhibit to our Annual Report on Form 10-K.
Insider Trading Policy
We maintain an Insider Trading Policy governing the purchase, sale and other disposition of our securities by our officers, directors and employees. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as the Nasdaq listing standards applicable to us. The Insider Trading Policy prohibits trading while in possession of material, non-public information and during blackout periods. While our executive officers and directors are not required to enter into trading plans in advance of any transactions in our securities, executive officers and directors are permitted to enter into trading plans that are intended to comply with the requirements of Rule 10b5-1 of the Exchange Act. The Insider Trading Policy requires all directors, officers and certain other specified employees who have regular access to material, non-public information about us in the normal course of their duties to comply with pre-clearance procedures prior to engaging in any transaction our securities. The Insider Trading Policy also requires the Company to comply with all insider trading laws, rules and regulations, and any applicable listing standards when engaging in transactions in our own securities. A copy of our Insider Trading Policy is attached as an exhibit to our Annual Report on Form 10-K.
Hedging Policy
As part of our Insider Trading Policy, no director, officer or other employee may engage in hedging transactions, including through the use of such financial instruments as prepaid variable forwards, equity swaps, collars and exchange funds, at any time. Additionally, persons subject to our Insider Trading Policy are prohibited from holding our securities in margin accounts or pledging our securities as collateral for a loan.
Clawback Policy
The Board adopted a clawback policy which requires the clawback of incentive-based compensation to past or current executive officers erroneously awarded during the three full fiscal years preceding the date on which we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the federal securities laws. There is no fault or misconduct required to trigger a clawback.
The Compensation Committee will determine, in its sole discretion, the timing and method for promptly recouping such erroneously awarded compensation, which may include without limitation: (a) seeking reimbursement of all or part of any cash or equity-based award, (b) cancelling prior cash or equity- based awards, whether vested or unvested or paid or unpaid, (c) cancelling or offsetting against any planned future cash or equity-based awards, (d) forfeiture of deferred compensation, subject to compliance with Section 409A of the Internal Revenue Code (the “Code”) and the regulations promulgated thereunder, and (e) any other method authorized by applicable law or contract. Subject to compliance with any applicable law, the Compensation Committee may affect recovery under this policy from any amount otherwise payable to the executive officer, including amounts payable to such individual under any otherwise applicable plan or program of ours, including base salary, bonuses or commissions and compensation previously deferred by the executive officer.

DIRECTOR COMPENSATION
Our independent director compensation program is designed to provide competitive compensation to attract and retain high-quality outside directors. Our Compensation Committee periodically reviews the compensation of our non-employee directors and periodically reviews the compensation of our independent directors and makes recommendations to our Board for adjustments. Our non-employee directors’ compensation program consists of the following components:
Compensation Form	Amount
Annual Cash Retainers
Board Member	up to $125,000(1)
Committee Chairperson	$ 15,000
Member of Standing Committee	$ 5,000
Annual Equity Grant	(2)
Initial Equity Grant	(3)

(1)
Each non-employee director receives an annual base retainer (the “Annual Retainer”) of up to $125,000, which amount will be determined annually at the discretion of the Compensation Committee and the Board;

(2)
Each non-employee director is entitled to receive an annual award of options with a value of no less than $20,000 and no more than $60,000, with such value being determined annually at the discretion of the Compensation Committee and the Board.

(3)
Each non-employee director who joins the Board is granted an inaugural award of options valued at $165,000.

Furthermore, each non-employee director may elect to receive all or a portion of the Annual Retainer due to them in the form of options.
The following table sets forth information concerning the compensation awarded to, earned by or paid to non-employee directors for the year ended December 31, 2025.
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(1)(2)	Total ($)
Joseph Cooper	110,000	59,985	169,985
James Culverwell	20,000	142,624	162,624
Dr. Dennis H. Langer	15,000	142,624	157,624
Natalie Leong	90,000	84,779	174,779
Michael Sember	105,000	59,985	164,985

(1)
For fiscal 2025, the Compensation Committee and the Board set the Annual Retainer at $100,000 and determined that the annual award of options should be valued at $60,000. Each of Mr. Culverwell and Mr. Langer elected to receive all of their fiscal 2025 Annual Retainer in the form of options to purchase ADSs in the amount of 13,682 ADSs each and Ms. Leong elected to receive a portion of her fiscal 2025 Annual Retainer in the form of options to purchase ADSs in the amount of 4,105 ADSs. Committee fees were paid in cash to all Board members.

(2)
Represents the grant date fair value of option awards granted to each of our non-employee directors calculated in accordance with FASB ASC Topic 718. The option values were calculated using a Black-Scholes Model for pricing options. See Note 6 to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 for all relevant valuation assumptions used to determine the grant date fair value of these options. As of December 31, 2025, the aggregate number of outstanding options held by each of our non-employee directors was Mr. Cooper — 9,459; Mr. Culverwell — 23,141; Dr. Langer — 23,141; Ms. Leong 13,561; and Mr. Sember — 9,459.

PROPOSAL TWO — APPROVAL, BY AN ADVISORY VOTE,
OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Schedule 14A under the Exchange Act, we are providing our shareholders with the opportunity to approve, by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement in accordance with the SEC rules and regulations.
This proposal, commonly referred to as a “say-on-pay” vote, gives our shareholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation of any specific named executive officer, but rather the overall compensation of our named executive officers and our executive compensation philosophy, objectives and program, as described in this proxy statement. Accordingly, we ask our shareholders to approve the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K under the Exchange Act in the section entitled “Executive Compensation” of this proxy statement, including the compensation tables and the related narrative disclosure, by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the shareholders of Quoin Pharmaceuticals Ltd. approve, on a non-binding advisory basis, the compensation of its named executive officers, as disclosed in its 2026 proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables regarding named executive officer compensation and the narrative disclosures that accompany the compensation tables.”
As an advisory vote, the result will not be binding on the Board or the Compensation Committee. The say-on-pay vote will, however, provide us with important feedback from our shareholders about our executive compensation philosophy, objectives and program. Our Board and the Compensation Committee value the opinions of our shareholders and expect to take into account the outcome of the vote when considering future executive compensation decisions and when evaluating our executive compensation program.
In keeping with the preference expressed by our shareholders at our 2023 Annual General Meeting of Shareholders, our Board has adopted a policy of holding say-on-pay votes every three years until the Company is required to hold another advisory vote on the frequency of say-on-pay votes, which will occur no later than our 2029 Annual General Meeting of Shareholders. The next say-on-pay vote will occur at our 2029 Annual General Meeting of Shareholders.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL THREE — APPROVAL OF CHANGES
TO OUR NON-EMPLOYEE DIRECTORS’ COMPENSATION PROGRAM
Under Quoin’s non-employee directors’ compensation program (the “NED Program”) approved by our shareholders at the 2022 annual shareholder meeting, and the amendments to the NED Program that were approved by our shareholders at the annual shareholder meetings held in 2023, 2024 and 2025, each non- employee director is entitled to receive as compensation for his or her service (a) an annual base retainer (the “Annual Retainer”) of up to $125,000, which amount will be determined annually at the discretion of the Compensation Committee and the Board; (b) for committee chairpersons, an additional $15,000 per year for service as the chairperson of a board committee; and (c) for standing committee members, an additional $5,000 per year for such service on a standing committee. In addition, each of our non-employee directors is entitled to receive an inaugural award of options valued at $165,000, and an annual award of options valued at no less than $20,000 and no more than $60,000, with such value being determined annually at the discretion of the Compensation Committee and the Board. Furthermore, each non-employee director may elect to receive all or a portion of the Annual Retainer due to them in the form of options.
After receiving the recommendation of our Compensation Committee, our Board has approved, and recommends that the shareholders approve, the following changes to the NED Program: (i) the Annual Retainer being increased to up to $250,000, which amount shall be determined annually at the discretion of the Compensation Committee and the Board; and (ii) an increase in the range of values for the annual award of options to no less than $20,000 and no more than $200,000, with such value being determined annually at the discretion of the Compensation Committee and the Board. For the avoidance of any doubt, the remaining terms set forth in the NED Program, as previously approved by the shareholders and as previously amended, would remain unchanged. Our Compensation Committee and our Board have determined that such changes to the NED Program are reasonable, in our best interest, and in line with the 2025 Compensation Policy (as defined below).
Our Board of Directors will present the following resolution for adoption at the Annual Meeting:
“Resolved, to approve the changes to our non-employee directors’ compensation program, as described in the Company’s Proxy Statement, dated July [•], 2026.”
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE CHANGES TO OUR NON-EMPLOYEE DIRECTORS’ COMPENSATION PROGRAM.

PROPOSAL FOUR — APPROVAL OF THE CHANGES TO THE
MATCHING CONTRIBUTIONS PAYABLE PURSUANT TO
THE COMPANY’S 401(K) PLAN, INCLUDING TO THE COMPANY’S
U.S.-BASED EXECUTIVE OFFICERS
At this time we have a tax-qualified, defined contribution plan as defined in Section 401(k) of the United States Internal Revenue Code of 1986, as amended (the “Code”), (the “401(k) Plan”) and similar tax-qualified, defined contribution plans under the laws of other jurisdictions (the “non-U.S. Plans”), (collectively, the “Plans”), pursuant to which our executive officers (and other eligible employees) can contribute a certain portion of their base salary on a monthly basis. Under the current terms of the 401(k) Plan, we match up to 100% of a participant’s first 1% of his or her eligible contributions to the Plan, and we match up to 50% of the next 5% of his or her eligible contributions. Under the current terms of the non-U.S. Plans, we match up to 5% of participant’s eligible contributions to the non-U.S. Plans.
After receiving the recommendation of our Compensation Committee, our Board has approved, and recommends that the shareholders approve, a change to the 401(k) Plan such that we match up to 100% of a participant’s first 1% of his or her eligible contributions to the 401(k) Plan, and we match up to 50% of the next 10% of his or her eligible contributions (the “401(k) Plan Revision”). The reason for this proposal is to provide our employees, including our executive officers, with an economic incentive for long-term service by offering additional financial security upon retirement, support our efforts to retain our employees, including our executive officers, and bring our compensation structure in line with industry practice and help our executive compensation remain competitive with that offered to other top executive officers in our industry. Our Compensation Committee and our Board have determined that the 401(k) Plan Revision is reasonable, in the best interest of the Company and its shareholders, and in line with the 2025 Compensation Policy (as defined below). If shareholders approve such proposal, such increased matching provisions will be applied to all participants in the 401(k) Plan.
Our Board of Directors will present the following resolution for adoption at the Annual Meeting:
“Resolved, to approve the changes to the matching contributions payable pursuant to the Company’s 401(k) Plan, including to the Company’s U.S.-based executive officers, as described in the Company’s Proxy Statement, dated July [•], 2026.”
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE CHANGES TO MATCHING CONTRIBUTIONS PAYABLE PURSUANT TO THE COMPANY’S 401(k) PLAN, INCLUDING TO THE COMPANY’S U.S.-BASED EXECUTIVE OFFICERS.

PROPOSAL FIVE — APPOINTMENT OF CBIZ CPAs P.C.
TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNTIL
OUR NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS
Under the Companies Law, an independent auditor (“auditor”) must be appointed by our shareholders at a general meeting. Under the Companies Law and our Articles of Association, the Board is authorized to determine the independent auditor’s remuneration, and must notify our shareholders of the terms of such remuneration. The Nasdaq listing standards require that our Audit Committee approve the appointment and remuneration of our independent auditor.
Quoin’s Independent Registered Public Accounting Firm
Our shareholders approved the appointment of CBIZ CPAs P.C. (“CBIZ CPAs”) as our independent registered public accounting firm and auditor for the year ended December 31, 2025, and to continue to serve as the Company’s independent registered public accounting firm until our next annual general meeting of shareholders. Our Audit Committee and the Board recommend that our shareholders reappoint CBIZ CPAs as our independent registered public accounting firm and auditor until our 2027 annual general meeting of shareholders.
The key provisions with respect to the remuneration of CBIZ CPAs for the services it will provide to Quoin include: (a) $137,000 for an audit of the balance sheet as of December 31, 2026 and the statements of operations, comprehensive loss, shareholders’ equity, cash flows and related notes for the year ending December 31, 2026 in accordance with PCAOB standards; and (b) $30,000 for each interim period quarterly review(s), in each case excluding reimbursement for travel and other out-of-pocket expenses and excluding certain currently unforeseen circumstances. Following the approval and recommendation by our Audit Committee, the Board has approved these terms of remuneration for the services which CBIZ CPAs would provide as our auditor until our 2027 annual general meeting of shareholders, subject to CBIZ CPAs’ appointment as our auditor by our shareholders at the Annual Meeting.
It is therefore proposed that the following resolution be adopted at the Annual Meeting:
“Resolved, CBIZ CPAs P.C. is hereby appointed to serve as the Company’s auditor and independent registered public accounting firm, until the Company’s next annual general meeting of shareholders.”
Representatives of CBIZ CPAs are expected to be present at the Annual Meeting and will also be available to respond to appropriate and applicable questions. They also will have the opportunity to make a statement if they desire to do so.
Change in Certifying Accountant During Two Most Recent Fiscal Years
Our shareholders appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm and auditor for the year ended December 31, 2024. CBIZ CPAs acquired the attest business of Marcum, effective November 1, 2024. Marcum continued to serve as our independent registered public accounting firm through March 18, 2025. On March 18, 2025, Marcum resigned as our independent registered public accounting firm, and CBIZ CPAs was appointed to serve as our independent registered public accounting firm for the year ending December 31, 2025, effective immediately. The engagement of CBIZ CPAs was approved by the Audit Committee.
Marcum’s reports on our consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During our two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through March 18, 2025, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between us and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements for such years. In addition, during our two most recent fiscal years ended December 31,

2024 and 2023, and the subsequent interim period through March 18, 2025, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.
During the fiscal years ended December 31, 2024 and 2023 and through March 18, 2025, neither we nor anyone on our behalf consulted with CBIZ CPAs regarding (i) the application of accounting principles to any specified transaction, either completed or proposed or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that CBIZ CPAs concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.
Independent Registered Public Accounting Firm’s Fee Information
The following table sets forth the aggregate accounting fees paid by us to CBIZ CPAs for all services, including audit services, for the years ended December 31, 2025 and 2024, as applicable.
	December 31, 2025	December 31, 2024
Type of Fees(a) (in thousands):
Audit Fees	$250	—
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$250	—

(a)
The aggregate fees included in Audit Fees are fees billed for the fiscal years.

Audit Fees.   Audit fees refer to the aggregate fees, including expenses, for the audit of our annual financial statements and review of financial statements included in our quarterly reports and other services that are normally provided in connection with statutory and regulatory filings or engagements.
Audit-Related Fees.   Audit-Related fees refer to the aggregate fees, including expenses, for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements not reported under “Audit Fees” above.
Tax Fees.   Our independent registered public accounting firm did not provide any tax services during the periods.
All Other Fees.   Our independent registered public accounting firm did not provide any “other services” during the periods.
Pre-Approval Policy
Our Audit Committee has a pre-approval policy for the engagement of our independent registered public accounting firm to perform audit and non-audit services. Pursuant to this policy, which is designed to assure that such engagements do not impair the independence of our auditors, the Audit Committee pre-approves annually a catalog of specific audit and non-audit services in the categories of audit services, audit-related services and tax services, if any, that may be performed by our independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee pre-approved all of the audit services provided by our independent registered public accounting firm to us during the fiscal years ended December 31, 2025 and December 31, 2024.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPOINTMENT OF CBIZ CPAs P.C., AS OUR AUDITOR AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNTIL OUR NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS.

FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2025
In accordance with Section 171(c) of the Companies Law, we are required to present our audited annual financial statements at our annual general meeting of shareholders. Our audited financial statements for the year ended December 31, 2025 were included in our Annual Report on Form 10-K filed with the SEC on March 26, 2026 and are available on our website at www.quoinpharma.com.
This item will not involve a vote by the shareholders.

EXECUTIVE COMPENSATION
Summary Compensation Table for Fiscal 2025
The following table sets forth information concerning the compensation awarded to, earned by, or paid to our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer (collectively referred to as “named executive officers”) during the years ended December 31, 2025 and 2024.
Name and Principal Position	Year	Salary ($)	Bonus(2) ($)	Option Awards(3) ($)	Non Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)
Dr. Michael Myers Chief Executive Officer	2025	745,284	—	331,285	372,642	58,134	1,507,345
	2024	662,475	—	353,013	331,238	60,075	1,406,801
Denise Carter Chief Operating Officer	2025	595,440	—	331,285	297,720	57,840	1,282,285
	2024	529,980	—	353,017	264,990	63,625	1,211,612
Sally Lawlor(1) Chief Financial Officer	2025	165,206	83,134	174,784	—	11,168	434,292

(1)
Ms. Lawlor began serving as the Company’s Chief Financial Officer on August 18, 2025. Ms. Lawlor’s compensation is paid in Euros. For purposes of this table, we converted each element of her compensation into U.S. dollars based on the average foreign exchange rate for the period during which Ms. Lawlor was employed by the Company in 2025.

(2)
Represents discretionary cash bonuses paid after the fiscal year with respect to that fiscal year’s performance. Each discretionary cash bonus was granted in recognition of the applicable officer’s promotion of our long-term goals, strategy and operating plan, the need to have appropriate incentives for our officers, and contribution to the achievement of our objectives in accordance with the applicable officer’s respective corporate role during the year. Ms. Lawlor’s fiscal 2025 discretionary cash bonus was approved by the Board and the Compensation Committee and was consistent with the Company’s 2025 Compensation Policy (as described below).

(3)
Represents the grant date fair value of option awards granted to each of our named executive officers calculated in accordance with FASB ASC Topic 718. The option values were calculated using a Black-Scholes Model for pricing options. See Note 6 to the Consolidated Financial Statements included in our Annual Report for all relevant valuation assumptions used to determine the grant date fair value of these options.

(4)
Represents annual performance-based cash bonuses paid after the fiscal year with respect to that fiscal year’s performance to Dr. Myers and Ms. Carter. See “— Annual Cash Incentive Bonuses.” Dr. Myers’ and Ms. Carter’s fiscal 2025 annual performance-based bonuses were approved by the Board and the Compensation Committee, were consistent with the Company’s 2025 Compensation Policy (as described below) and were within the limitations of the CEO Compensation Program (as described below) and the COO Compensation Program (as described below), as applicable.

(5)
Represents amounts paid or accrued as office and automobile allowances, severance as well as the employer matching contribution to the executive’s 401(k) plan contributions under our Section 401(k) retirement plan and PRSA Pension Scheme, broken down as follows:

		Office Allowance ($)	Car Allowance ($)	Medical Allowance ($)	401(k)/PRSA Contributions ($)	Total ($)
Michael Myers	2025	30,000	18,000	—	10,134	58,134
	2024	30,000	18,000	—	12,075	60,075
Denise Carter	2025	30,000	18,000	—	9,840	57,840
	2024	30,000	18,000	—	15,625	63,625
Sally Lawlor	2025	—	—	2,327	8,841	11,168

Employment Agreements
We entered into written employment agreements with our named executive officers that contain customary provisions, including non-compete and confidentiality provisions.
Dr. Myers.   Pursuant to his Executive Employment Agreement with Quoin Inc., dated March 9, 2018, which was amended as of November 9, 2021 (as amended, the “Myers Agreement”), Dr. Myers’ annual base salary was set at $550,000. In addition, the Myers Agreement provided for target discretionary bonuses of not less than 45% of Dr. Myers’ annual base salary, payable at the discretion of the Board after approval of the Compensation Committee, subject to shareholder approval by a special majority required to approve compensation matters. Pursuant to the Myers Agreement, Dr. Myers is also eligible to receive healthcare benefits as may be provided from time to time by us to our employees generally, and to receive paid time off annually in accordance with our policies in effect from time to time. Additionally, the Myers Agreement provides Dr. Myers with a monthly office allowance of $2,500 and a monthly automobile allowance of $1,500. At the 2024 Annual Meeting, our shareholders approved a compensation program for Dr. Myers. The program sets forth compensation limitations applicable to Dr. Myers which the Compensation Committee and the Board can utilize in setting Dr. Myers’ compensation without the need to obtain further shareholder approval. See “Compensation Program for Dr. Michael Myers”.
After the 2024 Annual Meeting, the Compensation Committee and the Board took the following actions which were consistent with our then-applicable compensation policy and within the limitations of the CEO Compensation Program: (i) approved and ratified Dr. Myers’ 2024 annual base salary at $662,475 (retroactive to January 1, 2024), (ii) approved and ratified a discretionary cash bonus for Dr. Myers for fiscal year 2023 services of $301,125; and (iii) granted Dr. Myers an option to purchase 15,332 ADSs under Quoin’s Amended and Restated Equity Incentive Plan (the “2022 Plan”), with an exercise price equal to $27.30 per ADS. In 2025, the Compensation Committee and the Board took the following actions which were consistent with our then-applicable compensation policy and within the limitations of the CEO Compensation Program: (i) approved and ratified Dr. Myers’ 2025 annual base salary at $745,284 (retroactive to January 1, 2025), (ii) approved and ratified a discretionary cash bonus for Dr. Myers for fiscal year 2024 services of $331,238; and (iii) granted Dr. Myers an option to purchase 42,857 ADSs under the 2022 Plan, with an exercise price equal to $9.07 per ADS. In February 2026, the Compensation Committee and the Board certified the achievement of 100% of the performance goals for Dr. Myers’ annual performance-based cash bonus, resulting in a cash bonus for Dr. Myers for fiscal year 2025 services of $372,642. See “— Annual Cash Incentive Bonuses.” Dr. Myers’ annual performance-based bonus was consistent with our 2025 Compensation Policy (as described below) and was within the limitations of the CEO Compensation Program (as described below).
Ms. Carter.   Pursuant to her Executive Employment Agreement with Quoin Inc., dated March 9, 2018, which was amended as of November 9, 2021 (as amended, the “Carter Agreement”), Ms. Carter’s annual base salary was set at $440,000, which accrued monthly until paid by Quoin Inc. In addition, the Carter Agreement provided for target discretionary bonuses of not less than 45% of Ms. Carter’s annual base salary, payable at the discretion of the Board after approval of the Compensation Committee, subject to shareholder approval by a special majority required to approve compensation matters. Pursuant to the Carter Agreement, Ms. Carter is also eligible to receive healthcare benefits as may be provided from time to time by us to our employees generally, and to receive paid time off annually in accordance with Quoin’s policies in effect from time to time. Additionally, the Carter Agreement provides Ms. Carter with a monthly office allowance of $2,500 and a monthly automobile allowance of $1,500. At the 2024 Annual Meeting, our shareholders approved a compensation program for Ms. Carter. The program sets forth compensation limitations applicable to Ms. Carter which the Compensation Committee and the Board can utilize in setting Ms. Carter’s compensation without the need to obtain further shareholder approval. See “— Compensation Program for Ms. Denise Carter”.
After the 2024 Annual Meeting, the Compensation Committee and the Board took the following actions which were consistent with our then-applicable compensation policy and within the limitations of the COO Compensation Program: (i) approved and ratified Ms. Carter’s 2024 annual base salary at $529,980 (retroactive to January 1, 2024), (ii) approved and ratified a discretionary cash bonus for Ms. Carter for fiscal year 2023 services of $240,900; and (iii) granted Ms. Carter an option to purchase 15,332 ADSs under the 2022 Plan, with an exercise price equal to $27.30 per ADS, the fair market value on the date of grant.

In 2025, the Compensation Committee and the Board took the following actions which were consistent with our then-applicable compensation policy and within the limitations of the COO Compensation Program: (i) approved and ratified Ms. Carter’s 2025 annual base salary at $595,440 (retroactive to January 1, 2025), (ii) approved and ratified a discretionary cash bonus for Ms. Carter for fiscal year 2024 services of $264,990; and (iii) granted Ms. Carter an option to purchase 42,857 ADSs under the 2022 Plan. In February 2026, the Compensation Committee and the Board certified the achievement of 100% of the performance goals for Ms. Carter’s annual performance-based cash bonus, resulting in a cash bonus for Ms. Carter for fiscal year 2025 services of $297,720. See “— Annual Cash Incentive Bonuses.” Ms. Carter’s annual performance-based bonus was consistent with our 2025 Compensation Policy (as described below) and was within the limitations of the COO Compensation Program (as described below).
Ms. Lawlor.   In connection with Ms. Lawlor’s appointment as Chief Financial Officer, we (through our wholly owned subsidiary, Quoin Therapeutics (Ireland) Ltd.) and Ms. Lawlor entered into a Service Agreement, dated as of August 18, 2025 (the “Lawlor Service Agreement”). The Lawlor Service Agreement provides that Ms. Lawlor will be paid an initial annual base salary of €380,000 ($443,381, as converted applying the USD:EUR FX Rate at December 31, 2025). In addition, the Service Agreement provides that the Company may, at its absolute discretion, pay an annual performance related bonus (which will not qualify as pensionable remuneration) of up to 50% of salary in an amount to be determined by the Compensation Committee. The Company has arranged for the provision of a PRSA scheme to which the Company will contribute 5% of gross basic salary matched by a 5% contribution by Ms. Lawlor to the PRSA. In addition, the Company will contribute a sum of €5,000 ($5,834, as converted applying the USD:EUR FX Rate at December 31, 2025) to Ms. Lawlor’s health insurance scheme. In connection with her hiring, on December 1, 2025, we granted Ms. Lawlor an option to purchase 10,330 ADSs under Quoin’s 2025 Equity Incentive Plan, with an exercise price equal to $19.36 per ADS. In February 2026, the Compensation Committee and the Board approved a discretionary cash bonus for Ms. Lawlor for fiscal year 2025 services of $83,134. Ms. Lawlor’s discretionary cash bonus was consistent with our 2025 Compensation Policy (as described below).
Compensation Program for Dr. Michael Myers
At the 2024 Annual Meeting, our shareholders approved a compensation program for our Chief Executive Officer and Chairman of the Board, Dr. Michael Myers. The program sets forth the following compensation limitations applicable to Dr. Myers which the Compensation Committee and the Board can utilize in setting Dr. Myers’ compensation, beginning with the compensation to be paid in fiscal year 2024, without the need to obtain further shareholder approval:
(i)
an annual increase of base salary of up to 15% of Dr. Myers’ then-effective base salary;

(ii)
an annual cash bonus of up to 50% of Dr. Myers’ annual base salary during the fiscal year for which the annual cash bonus is paid (for example, Dr. Myers’ bonus to be paid in fiscal year 2025 for fiscal year 2024 services would be based upon a percentage, up to 50%, of Dr. Myers’ annual base salary in fiscal year 2024); and

(iii)
an annual equity grant in any form permitted under our equity incentive plan in effect from time to time with an annual value (determined in accordance with the Black-Scholes formula or another widely accepted and suitable formula for calculating the value of equity awards) of up to 500% of the maximum total fixed component (base salary and benefits) to which Dr. Myers is entitled in the grant year (together, the “CEO Compensation Program”).

In setting future compensation for Dr. Myers consistent with the terms of the CEO Compensation Program, the Compensation Committee and the Board will continue to annually review market competitive compensation as a reference, individual performance, the need to have appropriate incentives for our officers, and Dr. Myers’ experience and expected contributions.
Compensation Program for Denise Carter
Also at the 2024 Annual Meeting, our shareholders approved a compensation program for our Chief Operating Officer and a member of the Board, Denise Carter. The program sets forth the following compensation limitations applicable to Ms. Carter which the Compensation Committee and the Board can utilize in setting Ms. Carter’s compensation, beginning with the compensation to be paid in fiscal year 2024, without the need to obtain further shareholder approval:
(i)
an annual increase of base salary of up to 15% of Ms. Carter’s then-effective base salary;

(ii)
an annual cash bonus of up to 50% of Ms. Carter’s annual base salary during the fiscal year for which the annual cash bonus is paid (for example, Ms. Carter’s bonus to be paid in fiscal year 2025 for fiscal year 2024 services would be based upon a percentage, up to 50%, of Ms. Carter’s annual base salary in fiscal year 2024); and

(iii)
an annual equity grant in any form permitted under our equity incentive plan in effect from time to time with an annual value (determined in accordance with the Black-Scholes formula or another widely accepted and suitable formula for calculating the value of equity awards) of up to 500% of the maximum total fixed component (base salary and benefits) to which Ms. Carter is entitled in the grant year (together, the “COO Compensation Program”).

In setting future compensation for Ms. Carter consistent with the terms of the COO Compensation Program, the Compensation Committee and the Board will continue to annually review market competitive compensation as a reference, individual performance, the need to have appropriate incentives for our officers, and Ms. Carter’s experience and expected contributions.
Annual Cash Incentive Bonuses
We believe that performance-based cash bonuses assist us in motivating and retaining executive talent whose abilities and leadership skills are critical to our long-term success by aligning such officers’ efforts with our strategic and clinical goals through competitive annual incentive opportunities.
The annual performance-based cash bonuses for fiscal year 2025 for Dr. Myers and Ms. Carter were subject to a formulaic framework based on certain (i) clinical; (ii) regulatory; (iii) chemistry, manufacturing and controls; (iv) intellectual property; and (v) financial performance measures with weightings of 35%, 30%, 10%, 5% and 20%, respectively. There would be no annual performance-based cash bonus payout with respect to any category for which the Compensation Committee determined that we had not performed and/or did not successfully achieve the performance goal. We have not disclosed the specific performance goals/strategic measures because we believe this disclosure would reveal confidential strategic objectives and information that is not otherwise publicly disclosed by us and would result in competitive harm to us. The strategic measures were designed to be “stretch” goals that were achievable with what we believe represented an elevated level of effort and performance.
For fiscal year 2025, the Compensation Committee and the Board set award levels for each of Dr. Myers and Ms. Carter as percentages of their base salaries as shown in the following table:
Participant	Base Salary	Target (% of Base Salary)
Michael Myers	$745,284	50%
Denise Carter	$595,440	50%
In February 2026, the Compensation Committee and the Board certified the achievement of 100% of the performance goals and determined that the annual performance-based cash bonuses should be paid out at 100% of target based on our performance. Accordingly, based on the formula previously adopted, the Compensation Committee and the Board approved bonuses for each of Dr. Myers and Ms. Carter for fiscal year 2025 of $372,642 and $297,720, respectively.
Health and Welfare Benefits
Dr. Myers and Ms. Carter are eligible to participate in the same employee benefit plans, and on the same terms and conditions, as all other full-time, salaried U.S. employees. These benefits include medical, dental, and vision insurance, an employee assistance program, health and dependent care flexible spending accounts, basic life insurance, accidental death and dismemberment insurance, short-term and long-term disability insurance, and commuter benefits. As described above, the Company contributes a sum of €5,000 ($5,834, as converted applying the USD:EUR FX Rate at December 31, 2025) to Ms. Lawlor’s health insurance scheme.
At this time we have a tax-qualified, defined contribution plan as defined in Section 401(k) of the United States Internal Revenue Code of 1986, as amended and similar tax-qualified, defined contribution plans under the laws of other jurisdictions. The 401(k) Plan provides eligible employees, including our U.S.-based named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees are able to participate in the Section 401(k) Plan as of the first day of the month following the date they meet the plan’s eligibility requirements. Participants are able to defer up to 100% of their eligible compensation subject to applicable annual limits under the Code. All participants’ interests in their deferrals are 100% vested when contributed. Under the current terms of the 401(k) Plan, we match up to 100% of a participant’s first 1% of his or her eligible contributions to the 401(k) Plan, and we match up to 50% of the next 5% of his or her eligible contributions. The Company is currently seeking shareholder approval to increase the matching contribution payable pursuant to the Company’s 401(k) Plan as described in Proposal Four. If shareholders approve such proposal, such increased matching provisions will be applied to all participants in the 401(k) Plan, including the Company’s U.S.-based executive officers. Under the current terms of the non-U.S. Plans, we match up to 5% of participant’s eligible contributions to the non-U.S. Plans.
Outstanding Equity Awards at December 31, 2025
The following table sets forth information with respect to outstanding equity awards for each named executive officer as of December 31, 2025.
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(2)	Option Expiration
Dr. Michael Myers	04/12/2022	153	51	7,350	04/12/2032
	10/26/2023	926	1,388	201.25	10/26/2033
	12/9/2024	3,066	12,266	27.30	12/9/2034
	05/29/2025	—	42,857	9.07	5/29/2035
Denise Carter	04/12/2022	153	51	7,350	04/12/2032
	10/26/2023	926	1,388	201.25	10/26/2033
	12/9/2024	3,066	12,266	27.30	12/9/2034
	05/29/2025	—	42,857	9.07	05/29/2035
Sally Lawlor	12/01/2025	—	10,330	19.36	12/01/2035

(1)
Represents the number of ADSs issuable upon the exercise of options. The 2022 options vest in four equal annual installments beginning on April 12, 2023. The 2023 options vest in three annual installments of 20% beginning on October 26, 2024 and a fourth installment of 40% on October 26, 2027. The 2024 options vest in three annual installments of 20% beginning on December 9, 2025 and a fourth installment of 40% on December 9, 2028. The 2025 options vest in three annual installments of 20% beginning on either May 29, 2026 or December 1, 2026, as applicable, and a fourth installment of 40% on either May 29, 2029 or December 1, 2029, as applicable.

(2)
Represents the exercise price per ADS.

Equity Plans
Amended and Restated Equity Incentive Plan
At our Annual General Meeting held on April 12, 2022, our shareholders approved the 2022 Plan, which amended and restated our 2014 Global Incentive Option Scheme. The purpose of the 2022 Plan was to attract, retain and motivate our employees (including prospective employees), non-employee directors and consultants. As of August 21, 2025, no further awards may be issued under the 2022 Plan due to the adoption of the Company’s 2025 Plan (as defined below). At December 31, 2025, 200,627 ADSs remain subject to outstanding options under the 2022 Plan.
2025 Equity Incentive Plan
Our 2025 Equity Incentive Plan (the “2025 Plan”) was approved by our shareholders on August 21, 2025. The purpose of the 2025 Plan is to provide for the grant of equity-based incentive awards to our employees, directors, officers, consultants, advisers and service providers in order to incentivize them to increase their efforts on behalf of us and to promote the success of our business. The 2025 Plan provides for the grant of stock options (including incentive stock options and nonqualified stock options), restricted shares, restricted stock units, stock appreciation rights and other share-based awards. The 2025 Plan is administered by the Compensation Committee.
Subject to certain adjustments, the maximum number of ordinary shares (or ADSs representing such ordinary shares) available for issuance under the 2025 Plan is 3,000,000 ordinary shares (85,714 ADSs), subject to an automatic annual increase the first day of each year beginning in 2026 and on January 1st of each calendar year thereafter and ending on January 1, 2035, by a number of ordinary shares equal to the smaller of (A) fifteen percent (15%) of the number of ordinary shares issued and outstanding of the Company on a fully diluted basis on the last day of the immediately preceding calendar year; and (B) such amount as determined by our Board if so determined.
All awards granted pursuant to the 2025 Plan will be evidenced by a grant notification letter, in a form approved, from time to time, by the Compensation Committee. The grant notification letter will set forth the terms and conditions of the award, including the type of award, number of shares subject to such award, vesting schedule and conditions (including performance goals or measures) and the exercise price, if applicable. The exercise period of an award will be determined by the Compensation Committee and stated in the grant notification letter but will in no event be longer than ten years from the date of the grant thereof. All awards must be granted on or before July 8, 2035, the tenth anniversary of the date that the 2025 Plan was approved by our Board. All awards under the 2025 Plan will be subject to recoupment by the Company to the extent required to comply with applicable law or any policy of the Company (subject to applicable law) providing for the reimbursement of incentive compensation, whether or not such policy was in place at the time of grant of an award. At December 31, 2025, 15,330 ADSs remained subject to outstanding options under the 2025 Plan.
Company Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
We do not have a formal policy on the timing of awards of options in relation to the disclosure of material nonpublic information by us. The Board and the Compensation Committee do not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. Option grants are effective on the date the award determination is made by the Board and/or the Compensation Committee, and the exercise price of options is the closing market price of our ADSs on the date of the grant or, if the grant is made on a weekend or holiday, on the prior business day.
During the fiscal year ended December 31, 2025, we did not award any options to a named executive officer in the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information, and ending one business day after the filing or furnishing of such report other than as set forth in the table below:

Name	Grant Date	Number of securities underlying the award	Exercise price of the award per share	Grant date fair value of the award
Percentage change in the closing market price
of the securities underlying the award between
the trading day ending immediately prior to the
disclosure of material nonpublic information
and the trading day beginning immediately
following the disclosure of material nonpublic
information(2)

James Culverwell	08/21/25(1)	13,682	$9.07	$6.04	1.94%
Dennis Langer	08/21/25(1)	13,682	$9.07	$6.04	1.94%
Natalie Leong	08/21/25(1)	4,105	$9.07	$6.04	1.94%

(1)
The option grant was approved by the Compensation Committee and the Board on May 29, 2025, subject to shareholder approval. Our shareholders approved this option grant on August 21, 2025. The exercise price of the option was determined following the close of market on May 29, 2025.

(2)
We filed a current report on Form 8-K on August 21, 2025, announcing the results of the 2025 annual meeting and the appointment of Sally Lawlor as our new Chief Financial Officer effective as of August 18, 2025. The percentage change in the closing market price of our ADSs between the trading day ending immediately prior to the filing of the 8/21/2025 Form 8-K and the closing market price of our ADSs on the trading day beginning immediately following the filing of the 8/21/2025 Form 8-K was 1.94%.

Potential Payments Upon Termination or in Connection With a Change of Control
Employment Agreements
Pursuant to each of the Myers Agreement and the Carter Agreement, Dr. Myers and Ms. Carter, respectively, are entitled to the following benefits upon termination of their employment:
•
Termination for any reason:   Upon the termination of such executive’s employment for any reason, such executive will receive (i) his or her Base Salary (as defined in the Myers Agreement or the Carter Agreement, as applicable) through the Exit Date (as defined in the Myers Agreement or the Carter Agreement, as applicable), (ii) any Bonuses (as defined in the Myers Agreement or the Carter Agreement, as applicable) to which he or she is entitled and has already earned for the prior fiscal year, and (iii) any other accrued or vested benefits or reimbursements through the Exit Date to which such executive is entitled to contractually or by operation of law.

•
Termination upon death or Disability:   In the event of the executive’s termination due to his or her death or Disability (as defined in the Myers Agreement or the Carter Agreement, as applicable), then, in addition to the payments set forth above, the executive will receive his or her pro rata portion of the Bonus such executive would have been entitled to receive for the fiscal year in which the Exit Date occurs, based upon the percentage of the fiscal year that elapsed through the Exit Date. Additionally, in the event of termination due to Disability, the executive will receive, for a period of 24 months following the Exit Date, such executive monthly COBRA premium.

•
Termination without Cause or for Good Reason:   In addition to the payments set forth in the first bullet above, if Dr. Myers or Ms. Carter is terminated by the Company without Cause (as defined in the Myers Agreement or the Carter Agreement, as applicable), or Dr. Myers or Ms. Carter terminates his or her employment for Good Reason (as defined in the Myers Agreement or the Carter Agreement, as applicable), he or she will be entitled to receive (i) his or her Base Salary for 2 years from the Exit Date and 2 times the current years’ Bonus, and (ii) continuation of such executive’s medical benefits for 2 years from the Exit Date (unless the executive becomes employed elsewhere during such 2 year period and is eligible to receive comparable medical benefits).

As a condition precedent to receiving any of the foregoing benefits, Dr. Myers and/or Ms. Carter, as applicable, must first sign a Release (as defined in the Myers Agreement or the Carter Agreement, as applicable).
Option Awards
Under the 2022 Plan and the 2025 Plan, upon termination of employment for any reason, other than in the event of death or disability or for “Cause” (as defined in the 2022 Plan and the 2025 Plan), all unvested options will expire and all vested options at time of termination will generally be exercisable for 90 days following termination, subject to the terms of the Plan and the governing option agreement. If we terminate a grantee for Cause, the grantee’s right to exercise all vested and unvested options granted to the grantee will expire immediately. Upon termination of employment due to death or disability, all the vested options at the time of termination will be exercisable for 12 months after date of termination, subject to the terms of the 2022 Plan and the 2025 Plan and the governing option agreement.
Compensation Policy under the Companies Law
In general, under the Companies Law, a public company must have a compensation policy approved by the board of directors after receiving and considering the recommendations of the compensation committee. In addition, our compensation policy must be approved at least once every three years, first, by our board of directors, upon the recommendation of our compensation committee, and second, by a simple majority of the ordinary shares present, in person or by proxy, and voting (excluding abstentions) at a general meeting of shareholders, provided that either:
•
such majority includes at least a majority of the shares held by shareholders who are not controlling shareholders and shareholders who do not have a personal interest in such compensation policy; or

•
the total number of shares of non-controlling shareholders and shareholders who do not have a personal interest in the compensation policy and who vote against the policy does not exceed two percent (2%) of the aggregate voting rights in the Company.

Under special circumstances, the board of directors may approve the compensation policy despite the objection of the shareholders on the condition that the compensation committee and then the board of directors decide, on the basis of detailed grounds and after discussing again the compensation policy, that approval of the compensation policy, despite the objection of shareholders, is for the benefit of the company. Our Board, following the recommendation of our Compensation Committee, approved adopting a new Compensation Policy for Executive Officer and Directors in 2025 (the “2025 Compensation Policy”) and our shareholders approved and adopted the 2025 Compensation Policy at our 2025 Annual Meeting. The compensation policy must be based on certain considerations, include certain provisions and reference certain matters as set forth in the Companies Law. The compensation policy must serve as the basis for decisions concerning the financial terms of employment or engagement of office holders, including exculpation, insurance, indemnification or any monetary payment or obligation of payment in respect of employment or engagement. The compensation policy must be determined and later reevaluated according to certain factors, including: the advancement of the company’s objectives, business plan and long-term strategy; the creation of appropriate incentives for office holders, while considering, among other things, the company’s risk management policy; the size and the nature of the company’s operations; and with respect to variable compensation, the contribution of the office holder towards the achievement of the company’s long-term goals and the maximization of its profits, all with a long-term objective and according to the position of the office holder. The compensation policy must furthermore consider the following additional factors:
•
the education, skills, experience, expertise and accomplishments of the relevant office holder;

•
the office holder’s position and responsibilities;

•
prior compensation agreements with the office holder;

•
if the terms of employment include variable components — the possibility of reducing variable components at the discretion of the board of directors and the possibility of setting a limit on the value of non-cash variable equity-based components; and

•
if the terms of employment include severance compensation — the term of employment or office of the office holder, the terms of the office holder’s compensation during such period, the company’s performance during such period, the office holder’s individual contribution to the achievement of the company goals and the maximization of its profits and the circumstances under which he or she is leaving the company.

The compensation policy must also include, among other things:

•
with regards to variable components:

•
with the exception of office holders who report to the chief executive officer, a means of determining the variable components on the basis of long-term performance and measurable criteria; provided that the company may determine that an immaterial part of the variable components of the compensation package of an office holder shall be awarded based on non-measurable criteria, or if such amount is not higher than three months’ salary per annum, taking into account such office holder’s contribution to the company;

•
the ratio between variable and fixed components, as well as the limit of the values of variable components at the time of their payment, or in the case of equity-based compensation, at the time of grant;

•
a condition under which the office holder will return to the company, according to conditions to be set forth in the compensation policy, any amounts paid as part of the office holder’s terms of employment, if such amounts were paid based on information later to be discovered to be wrong, and such information was restated in the company’s financial statements;

•
the minimum holding or vesting period of variable equity-based components to be set in the terms of office or employment, as applicable, while taking into consideration long-term incentives; and

•
a limit to retirement grants.

Our compensation policy is designed to promote retention and motivation of directors and executive officers, incentivize superior individual excellence, align the interests of our directors and executive officers with our long-term performance and provide a risk management tool. To that end, a portion of our executive officer compensation package is targeted to reflect our short and long-term goals, as well as the executive officer’s individual performance. On the other hand, our compensation policy includes measures designed to reduce the executive officer’s incentives to take excessive risks that may harm us in the long-term, such as limits on the value of cash bonuses and equity-based compensation, limitations on the ratio between the variable and the total compensation of an executive officer and minimum vesting periods for equity-based compensation.
Our compensation policy also addresses our executive officers’ individual characteristics (such as their respective position, education, scope of responsibilities and contribution to the attainment of our goals) as the basis for compensation variation among our executive officers and considers the internal ratios between compensation of our executive officers and directors and other employees. Pursuant to our compensation policy, the compensation that may be granted to an executive officer may include: base salary, annual bonuses and other cash bonuses (such as a signing bonus and special bonuses with respect to significant events, such as a significant partnership, collaboration agreement or the generation of positive clinical trial results or regulatory approval of one of the Company’s products), equity-based compensation and termination of service grants.
An annual cash bonus may be awarded to executive officers upon the attainment of pre-set periodic objectives and individual targets. The annual cash bonus that may be granted to our executive officers is based primarily on measurable short- and long-term criteria. A non-material part of variable compensation for executive officers may be based on qualitative or non-measurable criteria which focus on the executive officer’s contribution to the Company, subject to a maximum amount linked to the executive officer’s base salary.
The equity-based compensation under our compensation policy for our executive officers is designed in a manner consistent with the underlying objectives in determining the base salary and the annual cash bonus, with its main objectives being to enhance the alignment between the executive officers’ interests with our long-term interests and those of our shareholders and to strengthen the retention and the motivation of executive officers in the long term. Our compensation policy provides for equity compensation in any form permitted under our equity incentive plan then in place. The equity-based compensation shall be granted from time to time and be individually determined and awarded according to the performance, educational background, prior business experience, qualifications, role and the personal responsibilities of the executive officer.

In addition, our compensation policy contains compensation recovery provisions which allow us under certain conditions to recover bonuses paid in excess, enables our chief executive officer to approve an immaterial change in the terms of employment of an executive officer (excluding the chief executive officer) in an amount up to two monthly base salaries, and allow us to exculpate, indemnify and insure our executive officers and directors to the maximum extent permitted by Israeli law subject to certain limitations set forth therein.
Our compensation policy also provides for compensation to the members of our board of directors in accordance with market compensation trends, provided however that in the case of an external director, such compensation will be paid in accordance with the amounts provided in the Companies Regulations (Rules Regarding the Compensation and Expenses of an External Director) of 2000, as amended by the Companies Regulations (Relief for Public Companies Traded in Stock Exchange Outside of Israel) of 2000, as such regulations may be amended from time to time.

PAY VERSUS PERFORMANCE
The following table shows (i) the total compensation for our principal executive officer (PEO), and on an average basis, our other named executive officers (NEOs) as set forth in the summary compensation tables set forth in the Company’s proxy statements for 2025, 2024 and 2023 (“SCT”); (ii) the “compensation actually paid” to our PEO and, on an average basis, our other named executive officers (in each case, as determined under applicable SEC rules); (iii) our total shareholder return, and (iv) our net income (loss). No dividends were paid or accrued on share awards for the years presented.
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on Total Shareholder Return(4) ($)	Net Income (Loss) ($ in Millions)
2025	1,507,345	1,600,101	858,289	881,550	2.42	(15.8)
2024	1,406,801	1,032,728	933,947	627,971	4.09	(9.0)
2023	1,255,188	1,219,056	923,451	886,422	28.79	(8.7)

(1)
Michael Myers was our PEO for each year presented. Denise Carter and Gordon Dunn were our Non-PEO NEOs for fiscal years 2023 and 2024, and Denise Carter and Sally Lawlor were our Non-PEO NEOs for fiscal year 2025. See footnote 1 of “Summary Compensation Table for Fiscal 2025”. Ms. Lawlor began working at the Company and serving as the Company’s Chief Financial Officer on August 18, 2025. Accordingly, the average Non-PEO NEO Average Summary Compensation Table Total and the Average Compenation Actually Paid for fiscal year 2025 reflect Ms. Lawlor’s pro-rated base salary and bonus amounts.

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our named executive officers. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Amounts in the Exclusion of Option Awards column are the totals from the Option Awards column set forth in the Summary Compensation Table, with equity values calculated in accordance with FASB ASC Topic 718.

Year		Summary Compensation Table Total ($)	Exclusion of Option Awards ($)	Inclusion of Equity Values ($)	Compensation Actually Paid to ($)
2025	PEO	1,507,345	(331,285)	424,041	1,600,101
	Other NEOs Average	858,289	(253,035)	276,296	881,550
The amounts in the Inclusion of Equity Values in the table above are derived from the amounts set forth in the following table, with fair values calculated in accordance with FASB ASC Topic 718:
Year		Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Equity Awards that Vested During Year ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year ($)	Total — Inclusion of Equity Values ($)
2025	PEO	553,514	85,724	0	(215,197)	0	424,041
	Other NEOS Average	341,034	42,862	0	(107,600)	0	276,296

(4)
TSR is determined based on the value of an initial fixed investment of $100 in Quoin’s ADSs at December 31, 2022.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Our Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our cumulative TSR over the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Company TSR
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
Compensation Actually Paid ($ Thousands)
$35
$30
$25
$20
$15
$10
$5
$0
Company TSR (12/31/2022 indexed to $100)
1,219
886
28.79
1,033
628
4.09
1,600
882
2.42
2023
2024
2025
Fiscal Year
Michael Myers Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Quoin Pharmaceuticals, Ltd. TSR

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income (Loss)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income (Loss) during the three most recently completed fiscal years.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Due to the limited funding of Quoin Inc. prior to the consummation of the business combination involving Quoin Ltd. and Quoin Inc., in which Quoin Inc. survived as a wholly-owned subsidiary of Quoin Ltd. (the “Merger”), the compensation, including salary, office and car allowances and other benefits due to Dr. Myers and Ms. Carter under their respective employment agreements, as well as reimbursement of expenses and other amounts paid by Dr. Myers and Ms. Carter to third parties on behalf of Quoin Inc., were not paid by Quoin Inc. to Dr. Myers and Ms. Carter, and were accrued as indebtedness to Dr. Myers and Ms. Carter. Following the closing of the Merger, Quoin Inc. began making payments of $25,000 per month to each of Dr. Myers and Ms. Carter to repay the above-described non-interest-bearing indebtedness. We repaid $300,000 and $300,000 of such indebtedness to Dr. Myers, and $300,000 and $300,000 to Ms. Carter, during the years ended December 31, 2025 and 2024, respectively. As of December 31, 2025, approximately $1,359,000 and $965,000 of such indebtedness was outstanding to Dr. Myers and Ms. Carter, respectively.
On October 2, 2020, Quoin Inc. issued promissory notes (the “2020 Notes”) to five noteholders, including our directors, Messrs. Langer and Culverwell (collectively, “2020 Noteholders”). The 2020 Notes were mandatorily convertible into 12 ADSs, subject to adjustment and were converted in 2021. The ADSs issued to the 2020 Noteholders did not include accrued interest. Two of the five 2020 Noteholders received their amount due during the year ended December 31, 2022 and our estimate of the liability to the remaining three 2020 Noteholders (including Messrs. Langer and Culverwell) was estimated to be $1,146,000 as of December 31, 2025 and December 31, 2024.
On December 23, 2024, we completed an offering (the “December 2024 Offering”) of the following securities (i) 3,137,778 ordinary shares represented by 89,651 ADSs, (ii) Series F warrants (the “Series F Warrants”) to purchase 15,111,110 ordinary shares represented by 431,746 ADSs, (iii) Series G warrants (the “Series G Warrants” and together with the Series F Warrants, the “December 2024 Warrants”) to purchase 15,111,110 ordinary shares represented by 431,746 ADSs, and (iv) pre-funded warrants (the “December 2024 Pre-Funded Warrants”) to purchase 11,973,332 Ordinary Shares represented by 342,095 ADSs for aggregate gross proceeds of approximately $6.8 million, resulting in net proceeds of approximately $5.8 million, after deducting the placement agent’s fees and offering expenses paid by the Company. Each ADS (or December 2024 Pre-Funded Warrant to purchase one ADS in lieu thereof) was sold together with a Series F Warrant to purchase one ADS and a Series G Warrant to purchase one ADS. Dr. Myers, Ms. Carter, Mr. Dunn and Mr. Culverwell purchased an aggregate of 1,333,333 of ordinary shares represented by 38,095 ADSs and accompanying Series F Warrants and Series G Warrants to purchase an aggregate of 2,666,666 ordinary shares represented by 76,190 ADSs, for a total purchase price of approximately $600,000, at the public offering price and on the same terms as the other purchasers in the December 2024 Offering.
On October 14, 2025, we completed a private placement transaction with several institutional and accredited investors relating to the issuance and sale in a private placement transaction (the “October 2025 Private Placement”) of (i) 530,320 ordinary shares represented by 15,152 ADSs and (ii) pre-funded warrants to purchase 69,787,865 ordinary shares represented by 1,993,939 ADSs, together with (A) Series H Warrants to purchase 70,318,185 ordinary shares represented by up to 2,009,091 ADSs (“Series H Warrants”), (B) Series I Warrants to purchase 70,318,185 ordinary shares represented by up to 2,009,091 ADSs (“Series I Warrants”), (C) Series J Warrants to purchase 70,318,185 ordinary shares represented by up to 2,009,091 ADSs (“Series J Warrants”), and (D) Series K Warrants to purchase 70,318,185 ordinary shares represented by up to 2,009,091 ADSs (“Series K Warrants” and, together with the Series H Warrants, Series I Warrants, and Series J Warrants, the “October 2025 Ordinary Warrants”). Dennis Langer, one of our directors, participated in the October 2025 Private Placement, purchasing ordinary shares represented by 15,152 ADSs and accompanying October 2025 Ordinary Warrants for a total purchase price of approximately $128,641, at a combined purchase price of $8.49 per ADS and accompanying October 2025 Ordinary Warrants. In accordance with Nasdaq Rules, Mr. Langer’s purchase price was based upon the consolidated closing bid price from the trading day immediately preceding the date we entered into the 2025 Purchase Agreements, plus $0.50.
Review, Approval and Ratification of Transactions with Related Persons
The general policy of Quoin Pharmaceuticals Ltd. and our Audit Committee is that all proposed related party transactions are reviewed and approved in advance by the Audit Committee to the extent required under the Companies Law and Nasdaq and other rules. The Audit Committee will determine whether such transactions or proposals are fair and reasonable to our Company and our shareholders. In general, potential related-party transactions will be identified by our management and discussed with our Audit Committee at our Audit Committee’s meetings. Detailed proposals, including, where applicable, financial and legal analyses, alternatives and management recommendations, will be provided to our Audit Committee with respect to each issue under consideration and decisions will be made by our Audit Committee with respect to the foregoing related-party transactions after opportunity for discussion and review of materials. When applicable, our Audit Committee will request further information and, from time to time, will request guidance or confirmation from internal or external counsel or auditors.

BENEFICIAL OWNERSHIP OF SECURITIES BY
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our ordinary shares (including ordinary shares represented by ADSs) as of the Record Date by: (i) each director and nominee for director; (ii) each named executive officer; (iii) all our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our ordinary shares.
Beneficial ownership is determined in accordance with the rules of the SEC and generally means sole or shared power to vote or direct the voting or to dispose or direct the disposition of any ordinary shares. Unless otherwise indicated in the footnotes to this table, we believe that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as being beneficially owned.
Except as indicated by footnote, the beneficial ownership information is based upon [2,008,418] ordinary shares outstanding as of the Record Date. Ordinary shares that may be acquired by a person within 60 days of the Record Date, pursuant to the exercise of options or warrants are deemed to be outstanding for purposes of computing the percentage ownership of such person, but are not deemed to be outstanding for purposes of computing the percentage ownership of ordinary shares of any other person shown in the table. Each ADS represents thirty-five (35) ordinary shares.
Unless indicated otherwise below, the address of our directors and executive officers is c/o Quoin Pharmaceuticals Ltd., 42127 Pleasant Forest Court, Ashburn, VA 20148-7349.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
5% Beneficial Owners
Ikarian Capital LLC and affiliate(1)	211,538	10.53%
Integrated Core Strategies (US), LLC and affiliates(2)	110,011	5.48%
Directors and Named Executive Officers:
Dr. Michael Myers(3)	61,735	3.07%
Denise Carter(4)	61,731	3.07%
Joseph Cooper(5)	1,961	0.10%
James Culverwell(6)	13,277	0.66%
Dr. Dennis Langer(7)	80,459	4.01%
Natalie Leong(8)	2,782	0.14%
Michael Sember(9)	1,961	0.10%
Sally Lawlor(10)	440	0.02%
All current directors and officers as a group (8 persons)(11)	224,346	11.17%

(1)
Based, in part, on a 13G/A filed on February 6, 2026 by Ikarian Capital, LLC (“Ikarian Capital”) and Neil Shahrestani. The 211,538 ADSs disclosed in the table above are held by Ikarian Healthcare Master Fund, L.P. (the “Fund”) and certain separate managed accounts which are managed by Ikarian Capital. Ikarian Capital is an investment adviser and serves as investment manager to the Fund and as sub-adviser to the managed accounts. Ikarian Capital is ultimately controlled, indirectly, by Mr. Shahrestani. Ikarian Capital and Mr. Shahrestani share voting and dispositve control with respect to the 211,538 ADSs. he address of Ikarian Capital and Mr. Shahrestani is c/o Ikarian Capital, LLC, 100 Crescent Court, Suite 1620, Dallas, Texas 75201.

(2)
Based solely on a Schedule 13G filed on June 2, 2026 by Integrated Core Strategies (US) LLC, Millennium Management LLC. Millennium Group Management LLC and Israel A. Englander (collectively, “Integrated Core and Affiliates”). Integrated Core and Affiliates share voting and dispositive power with respect to the 110,001 ADS disclosed in the table above. As disclosed in the Schedule 13G, the securities disclosed therein as potentially beneficially owned by Millennium Management LLC, Millennium Group Management LLC and Mr. Englander are held by entities subject to voting control and investment discretion by Millennium Management LLC and/or other investment managers that may be controlled by Millennium Group Management LLC (the managing member of Millennium Management LLC) and Mr. Englander (the sole voting trustee of the managing member of Millennium Group Management LLC). The foregoing should not be construed in and of itself as an admission by Millennium Management LLC, Millennium Group Management LLC or Mr. Englander as to beneficial ownership of the securities held by such entities. The address for Integrated Core and Affiliates is c/o Millennium Management LLC, 399 Park Avenue, New York 10022.
(3)
Consists of (i) 17,223 ADSs held directly, (ii) 12,766 ADSs issuable upon the exercise of options which may be exercised within 60 days of July 15, 2026, (iii) 31,746 ADSs issuable upon the exercise of December 2024 Warrants acquired in the December 2024 Offering which may be exercised within 60 days of July 15, 2026.

(4)
Consists of (i) 17,219 ADSs held directly, (ii) 12,766 ADSs issuable upon the exercise of options which may be exercised within 60 days of July 15, 2026, and (iii) 31,746 ADSs issuable upon the exercise of December 2024 Warrants acquired in the December 2024 Offering which may be exercised within 60 days of July 15, 2026.

(5)
Represents 1,961 ADSs issuable upon the exercise of options which may be exercised within 60 days of July 15, 2026.

(6)
Consists of (i) 2,866 ADSs held directly, (ii) 4,697 ADSs issuable upon the exercise of options which may be exercised within 60 days of July 15, 2026, and (iii) 5,714 ADSs issuable upon the exercise of December 2024 Warrants acquired in the December 2024 Offering which may be exercised within 60 days of July 15, 2026.

(7)
Consists of (i) 15,154 ADSs held directly, (ii) 4,697 ADSs issuable upon the exercise of options which may be exercised within 60 days of July 15, 2026 and (iii) 60,608 ADSs issuable upon the exercise of October 2025 Ordinary Warrants acquired in the October 2025 Private Placement which may be exercised within 60 days of July 15, 2026.

(8)
Represents 2,782 ADSs issuable upon the exercise of options which may be exercised within 60 days of July 15, 2026.

(9)
Represents 1,961 ADSs issuable upon the exercise of options which may be exercised within 60 days of July 15, 2026.

(10)
Consists of 440 ADSs held directly.

(11)
Consists of (i) 52,902 ADSs held directly, (ii) 41,630 ADSs issuable upon the exercise of options which may be exercised within 60 days of July 15, 2026, (iii) 69,206 ADSs issuable upon the exercise of December 2024 Warrants acquired in the December 2024 Offering and (iv) 60,608 ADSs issuable upon the exercise of October 2025 Ordinary Warrants acquired in the October 2025 Private Placement which may be exercised within 60 days of July 15, 2026.

SHAREHOLDER PROPOSALS
Any one or more shareholders of Quoin holding at least five percent (5%) of Quoin’s voting rights may request, subject to the Companies Law and the regulations promulgated thereunder, that the Board include a matter on the agenda of a general meeting to nominate a candidate to serve on our Board or to remove an acting director from service therefrom, if the Board determines that the proposed matter is appropriate to be considered at a general meeting, whereas the proposal to include any other matter on the agenda of a general meeting can be requested by any one or more shareholders of Quoin holding at least one percent (1%) of Quoin’s voting rights. In order for the Board to consider a shareholder proposal and whether to include the matter stated therein in the agenda of a general meeting, notice of the shareholder proposal must be timely delivered in accordance with the Companies Law and the regulations thereto and must comply with the requirements of our Articles of Association, and any applicable law and stock exchange rules and regulations. To be considered submitted in a timely manner under the Companies Law, such proposal must be delivered by no later than seven days following our notice of the annual meeting (which for this Annual Meeting is July [•], 2026). The proposal must be in writing, signed by all proposing shareholder(s) making such request, accompanied by evidence satisfactory to us of their aggregate holdings of at least 1% of our voting rights and, for a proposal of a candidate to serve on our Board or to remove an acting director from service therefrom, evidence satisfactory to us of their aggregate holdings of at least 5% of our voting rights, and further accompanied by such candidate’s details in accordance with Section 26 of the Israeli Securities Regulations (Periodic and Immediate Reports), 1970, and by the candidate’s affidavit as required under Section 224B of the Companies Law.
In addition, shareholder proposals may be submitted for inclusion in proxy materials under Rule 14a-8 under the Exchange Act. Pursuant to Rule 14a-8 under the Exchange Act, to be eligible for inclusion in our proxy materials for the 2027 Annual General Meeting of Shareholders, shareholder proposals must be received by Quoin no later than [•], 2027, and must comply with all applicable requirements of Rule 14a-8. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Quoin’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 21, 2027.
All shareholder proposals should be addressed to: Quoin Pharmaceuticals Ltd., 42127 Pleasant Forest Ct., Ashburn, VA 20148, Attention: Corporate Secretary.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are shareholders will be “householding” our proxy materials. A single set of annual meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify us and such materials will be promptly delivered to you. Direct your written request to Quoin Pharmaceuticals Ltd., 42127 Pleasant Forest Ct., Ashburn, VA 20148, Attn: Corporate Secretary. Shareholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER BUSINESS
The Board is not aware of any other matters that may be presented at the Annual Meeting other than those specified in the enclosed Notice of Annual General Meeting of Shareholders. If any other matters do properly come before the Annual Meeting, it is intended that the person named as proxy will vote, pursuant to his discretionary authority, according to his best judgment and discretion.
ANNUAL REPORT
A copy of our Annual Report on Form 10-K for the year ended December 31, 2025 is being delivered to shareholders concurrently with this proxy statement on or about July [•], 2026. The Annual Report on Form 10-K is also available at https://investors.quoinpharma.com/annual-report-and-proxy-statement. A copy of our Annual Report on Form 10-K for the year ended December 31, 2025, including the financial statements (except for exhibits), can also be obtained without charge by writing to Quoin Pharmaceuticals Ltd., 42127 Pleasant Forest Ct., Ashburn, VA 20148, Attn: Corporate Secretary.
BY ORDER OF THE BOARD OF DIRECTORS
           July [•], 2026

Dr. Michael Myers
Chairman of the Board of Directors
and Chief Executive Officer

Proxy Card for Record Holders of Ordinary Shares
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of Quoin Pharmaceuticals Ltd. (the “Company”) hereby appoints Sally Lawlor, as agent and proxy of the undersigned, with full power of substitution, to appear, and to vote on behalf of the undersigned all ordinary shares of the Company which the undersigned is entitled to vote at the Annual General Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, PA 19103, on Thursday, August 20, 2026, at 12:00 p.m., US Eastern Time, and at any adjournments or postponements thereof, with all the powers and authority the undersigned would possess if personally present at the Annual Meeting, upon the following matters, which are more fully described in the Notice of Annual General Meeting of Shareholders (the “Notice”) and the Proxy Statement relating to the Annual Meeting (the “Proxy Statement”).
The Proxy Statement and Annual Report on Form 10-K are available at
https://investors.quoinpharma.com/annual-report-and-proxy-statement
IMPORTANT NOTE:   BY EXECUTING THIS PROXY, THE UNDERSIGNED SHAREHOLDER IS CONFIRMING THAT HE, SHE OR IT DOES NOT HAVE A CONFLICT OF INTEREST (I.E., THE UNDERSIGNED IS NOT AN “INTERESTED SHAREHOLDER”) IN THE APPROVAL OF PROPOSAL 4 AND CAN THEREFORE BE COUNTED TOWARDS OR AGAINST THE MAJORITY REQUIRED FOR APPROVAL OF THAT PROPOSAL. IF YOU HAVE SUCH A CONFLICT OF INTEREST IN THE APPROVAL OF PROPOSAL 4, PLEASE NOTIFY SALLY LAWLOR, THE COMPANY’S CHIEF FINANCIAL OFFICER, AT QUOIN PHARMACEUTICALS LTD., 42127 PLEASANT FOREST CT., ASHBURN, VA 20148, TELEPHONE: (703) 980-4182, OR EMAIL SLAWLOR@QUOINPHARMA.COM.
PLEASE SEE THE COMPANY’S PROXY STATEMENT FOR A FURTHER EXPLANATION AS TO WHO IS CONSIDERED AN “INTERESTED SHAREHOLDER”.
The undersigned acknowledges receipt of the Notice and the Proxy Statement. Capitalized terms that are not defined herein have the meaning ascribed to those terms in the Proxy Statement.
This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned and in the discretion of the proxy holder as to any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof. If no direction is made with respect to any Proposal, this Proxy will be deemed to constitute an abstention with respect to such Proposal. Any and all proxies heretofore given by the undersigned are hereby revoked.
(Continued and to be signed on the reverse side)

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
QUOIN PHARMACEUTICALS LTD.
August 20, 2026
PLEASE SIGN, DATE AND RETURN PROMPTLY.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” EACH OF PROPOSALS 1-5.
		For	Against	Abstain
Proposal 1.A.	To re-elect Dr. Michael Myers to serve as Director of the Company until the Company’s next annual general meeting.	☐	☐	☐
Proposal 1.B.	To re-elect Ms. Denise Carter to serve as Director of the Company until the Company’s next annual general meeting.	☐	☐	☐
Proposal 1.C.	To re-elect Mr. Joseph Cooper to serve as Director of the Company until the Company’s next annual general meeting.	☐	☐	☐
Proposal 1.D.	To re-elect Mr. James Culverwell to serve as Director of the Company until the Company’s next annual general meeting.	☐	☐	☐
Proposal 1.E.	To re-elect Dr. Dennis H. Langer to serve as Director of the Company until the Company’s next annual general meeting.	☐	☐	☐
Proposal 1.F.	To re-elect Ms. Natalie Leong to serve as Director of the Company until the Company’s next annual general meeting.	☐	☐	☐
Proposal 1.G.	To re-elect Mr. Michael Sember to serve as Director of the Company until the Company’s next annual general meeting.	☐	☐	☐
Proposal 2	To approve, by an advisory vote, the compensation of the Company’s named executive officers, as described in the Proxy Statement, dated July [•], 2026.	☐	☐	☐
Proposal 3	To approve changes to the Company’s non-employee directors’ compensation program, as described in the Proxy Statement, dated July [•], 2026.	☐	☐	☐
Proposal 4	To approve changes to the matching contributions payable pursuant to the Company’s 401(k) plan, including to the Company’s U.S.-based executive officers.	☐	☐	☐
Proposal 5	To appoint CBIZ CPAs P.C. to serve as the Company’s auditor and independent registered public accounting firm until the Company’s next annual general meeting of shareholders.	☐	☐	☐
The approval of Proposal No. 4 is subject to the fulfillment of one of the following additional special majority voting requirements: (i) that the majority of the shares that are voted at the Annual Meeting in favor of such proposal, excluding abstentions, include a majority of the votes of shareholders who are not controlling shareholders or do not have a personal interest in the approval of the Proposal (each, an “Interested Shareholder”); or (ii) that the total number of shares of the shareholders mentioned in clause (i) above that are voted against the proposals does not exceed two percent (2%) of the total voting rights in the Company.
Please note: By voting, whether by means of this Proxy, via telephone or internet, you will be deemed to confirm to the Company that you are NOT an Interested Shareholder. If you are an Interested Shareholder, please notify the Company, as described in this Proxy (in which case your vote will only count for or against the simple majority, and not for or against the special tally, required for approval and adoption of Proposal No. 4).
Please sign exactly as your name appears on the certificate representing your shares. If ordinary shares are held jointly, each holder should sign. If signing as an executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If the signer is a corporation or partnership, please insert full corporate or partnership name and signature by a duly authorized officer or person of such corporation or partnership, as applicable, giving full title as such.
Name	Signature	Date	, 2026
Name	Signature	Date	, 2026

BNY: PO BOX 505006, Louisville, KY 40233-5006

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Quoin Pharmaceuticals Ltd.

Annual General Meeting of Shareholders

Thursday, August 20, 2026 12:00, Local Time

Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 12:00 p.m. E.T. on August 20, 2026

Quoin Pharmaceuticals Ltd.

Instructions to The Bank of New York, as Depositary
(Must be received prior to 12:00 p.m. E.T. on August 14, 2026)

The undersigned registered owner of American Depositary Shares (“ADSs”) hereby appoints The Bank of New York, as Depositary, as agent and proxy of the undersigned, with full power of substitution, to endeavor, insofar as practicable, to vote or cause to be voted the amount of shares or other Deposited Securities represented by such ADSs of **Quoin Pharmaceuticals Ltd.** registered in the name of the undersigned on the books of the Depositary as of the close of business on **July 15, 2026** at the Annual General Meeting of Shareholders of the Company, to be held on **August 20, 2026** at **12:00p.m. (US Eastern Time)** at the offices of Blank Rome LLP located at One Logan Square, Philadelphia, PA 19103, or any postponement or adjournment thereof, with all the powers and authority the undersigned would possess if personally present at the Annual Meeting, in respect of the resolutions specified on the reverse side.

NOTE:

1. Please direct the Depositary how it is to vote by placing an “X” in the appropriate box opposite each agenda item.
2. In its discretion, the Depositary is authorized to vote upon such other matters as may properly come before the Annual General Meeting or any postponement or adjournment thereof.
3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF PROPOSALS 1-5.
4. The proxy statement and Annual Report on Form 10-K are available at https://investors.quoinpharma.com/annual-report-and-proxy-statement

(Continued and to be marked, dated and signed, on the reverse side)

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved